UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
CURIS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED MARCH 29, 2024

CURIS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2024
NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Curis, Inc. will be held exclusively online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/CRIS2024 on May 21, 2024 at 10:00 a.m. Eastern Time for the purpose of considering and voting upon the following matters:
1.    To elect two Class I directors for a term of three years;
2.    To approve an advisory vote on executive compensation;
3.    To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
4.    To approve the Fifth Amended and Restated 2010 Stock Incentive Plan to reserve up to an additional 942,100 shares of common stock for issuance under the plan and to provide for certain other amendments;
5.    To approve Amendment No. 2 to the Amended and Restated 2010 Employee Stock Purchase Plan to reserve up to an additional 400,000 shares of common stock for issuance under the plan;
6.    To adopt and approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 27,781,250 to 39,171,875 and the number of authorized shares of our common stock from 22,781,250 to 34,171,875;
7.    To adopt and approve an amendment to our Restated Certificate of Incorporation, as amended, to provide for officer exculpation; and
8.    To transact any other business that may properly come before the meeting or any adjournment thereof.
The board of directors has fixed the close of business on March 25, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. This year’s annual meeting will be conducted as a virtual meeting of stockholders, which will be held exclusively online via the Internet as a virtual web conference. You will be able to attend the annual meeting online, vote your shares online during the annual meeting and submit your questions online during the annual meeting by visiting www.virtualshareholdermeeting.com/CRIS2024. There will not be a physical meeting location and you will not be able to attend the annual meeting in person. Your vote is very important to us. Whether or not you plan to attend the annual meeting online, it is important for your shares to be represented and voted.
Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials to many of our stockholders via the Internet, in accordance with rules adopted by the Securities and Exchange Commission. If you received only a Notice of Internet Availability of Proxy Materials, or Notice, by mail or e-mail, you will not receive a paper copy of the proxy materials unless you request one. Instead, the Notice will provide you with instructions on how to access and view the proxy materials on the Internet. The Notice will also instruct you as to how you may access your proxy card to vote over the Internet or by telephone. If you received a Notice by mail or e-mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.
The Notice of Internet Availability of Proxy Materials is being mailed to our stockholders on or about April [10], 2024 and sent by e-mail to our stockholders who have opted for such means of delivery on or about April [10], 2024.

Please promptly submit your proxy over the Internet, by phone or by mail. You may revoke your proxy at any time before the annual meeting by following the procedures described in the proxy statement. Further information about how to attend the annual meeting online, vote your shares online during the annual meeting and submit your questions online during the annual meeting is included in the accompanying proxy statement.
All stockholders are cordially invited to attend the virtual annual meeting.
By Order of the Board of Directors,
James E. Dentzer
President and Chief Executive Officer
Lexington, Massachusetts
April [10], 2024
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO SUBMIT YOUR PROXY TO VOTE YOUR SHARES BY SUBMITTING YOUR PROXY OVER THE INTERNET, OR BY TELEPHONE, OR BY COMPLETING, DATING, SIGNING, AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	40
Board Recommendation	41

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
Board Recommendation	41

PROPOSAL 4 — APPROVAL OF THE FIFTH AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN	41
Why We Are Requesting Stockholder Approval	41
Highlights of the Amended Plan	43
Reasons Why Stockholders Should Approve the Amended Plan	44
2024 Contingent Option Awards	45
Information Regarding Overhang and Dilution	46
Description of the Amended Plan	46
Federal Income Tax Consequences	57
Board Recommendation	59

PROPOSAL 5 — APPROVAL OF AMENDMENT NO. 2 TO THE AMENDED AND RESTATED 2010 EMPLOYEE STOCK INCENTIVE PLAN	59
Description of the Amended ESPP	59
Federal Income Tax Consequences	62
Board Recommendation	63

PROPOSAL 6 — ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK	63
Reasons for the Proposed Amendment	64
Possible Effects of the Proposed Amendment	65
Board Recommendation	65

PROPOSAL 7 — ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO PROVIDE FOR OFFICER EXCULPATION	65
Overview and Effect of the Proposed Amendment	66
Board Recommendation	67

OTHER MATTERS	67
Stockholder Proposals for 2025 Annual Meeting	68
Solicitation of Proxies	68
Householding of Annual Meeting Materials	68

APPENDICES
Appendix A - Fifth Amended and Restated 2010 Stock Incentive Plan	A-1
Appendix B - Amended and Restated 2010 Employee Stock Purchase Plan, Amendment No. 1 and Amendment No. 2	B-1
Appendix C - Certificate of Amendment of Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Our Common Stock	C-1
Appendix D - Certificate of Amendment of Restated Certificate of Incorporation to Provide for Officer Exculpation	D-1

CURIS, INC.
128 Spring Street, Building C – Suite 500
Lexington, Massachusetts 02421
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2024
This proxy statement is furnished in connection with the solicitation by the board of directors of Curis, Inc. of proxies for use at the annual meeting of stockholders to be held virtually on May 21, 2024 at 10:00 a.m. Eastern Time and at any adjournments thereof. The annual meeting of stockholders will be held exclusively online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/CRIS2024.

Except where the context otherwise requires, references to “Curis,” “we,” “us,” “our,” and similar terms refer to Curis, Inc. and its subsidiaries. We include our website address (www.curis.com) in this proxy statement only as an inactive textual reference and do not intend it to be an active link to our website. The contents of our website are not incorporated into this proxy statement.

References to shares of common stock outstanding and per share amounts in this proxy statement give effect to a 1-for-20 reverse stock split of our common stock that became effective as of 5:00 p.m. Eastern Time on September 28, 2023.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on May 21, 2024:

The proxy statement is available at www.proxyvote.com.
We will, upon written or oral request of any stockholder, furnish copies of our 2023 annual report to stockholders, except for exhibits, without charge. Please address all such requests to us at 128 Spring Street, Building C – Suite 500, Lexington, Massachusetts 02421, Attention: Secretary, or telephone: (617) 503-6500.
In accordance with Securities and Exchange Commission, or SEC, rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing the proxy materials, including this proxy statement, our 2023 annual report and the proxy card for the 2024 annual meeting, to many of our stockholders of record as of the record date via the Internet. We will send the Notice of Internet Availability of Proxy Materials, or Notice, to these stockholders on or about April [10], 2024. The Notice contains instructions for accessing and reviewing our proxy materials as well as instructions for voting your proxy via the Internet. If you prefer to receive printed copies of the proxy materials, you can request printed copies of the proxy materials by Internet, telephone or e-mail. If you choose to receive the print materials by mail, you can either (i) complete, date, sign and return the proxy card, (ii) submit your proxy to vote via the Internet in accordance with the instructions on the proxy card or (iii) submit your proxy to vote by telephone (toll free) in the United States or Canada in accordance with the instructions on the proxy card. Submitting your proxy over the Internet or by telephone must be completed by 11:59 P.M. Eastern Time on May 20, 2024. If you choose not to receive printed copies of the proxy materials, you can submit your proxy to vote via the Internet in accordance with the instructions contained in the Notice.
If you received a printed copy of the proxy materials, included with such copy is a proxy card or a voting instruction form for the annual meeting.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
How will the annual meeting be held?
This year’s annual meeting will be conducted as a virtual meeting of stockholders. We will host the annual meeting live online via webcast. You will be able to attend the annual meeting online, vote your shares online during the annual meeting and submit your questions online during the annual meeting by visiting www.virtualshareholdermeeting.com/CRIS2024. There will not be a physical meeting location and you will not be able to attend the annual meeting in person. The webcast will start at 10:00 a.m., Eastern Time, on May 21, 2024. You will need the control number included on your Notice or proxy card in order to be able to enter the annual meeting online. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CRIS2024. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.
Online check-in will begin at 9:45 a.m., Eastern Time, on May 21, 2024, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted at www.virtualshareholdermeeting.com/CRIS2024 on the meeting date. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/CRIS2024 in advance of the meeting. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
What is the purpose of the annual meeting?
At the annual meeting, stockholders will consider and vote on the following matters:
1.    To elect two Class I directors for a term of three years;
2.    To approve an advisory vote on executive compensation;
3.    To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
4.    To approve the Fifth Amended and Restated 2010 Stock Incentive Plan to reserve up to an additional 942,100 shares of common stock for issuance under the plan and to provide for certain other amendments;
5.    To approve Amendment No. 2 to the Amended and Restated 2010 Employee Stock Purchase Plan to reserve up to an additional 400,000 shares of common stock for issuance under the plan;
6.    To adopt and approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 27,781,250 to 39,171,875 and the number of authorized shares of our common stock from 22,781,250 to 34,171,875 (the “Authorized Shares Proposal”);
7.    To adopt and approve an amendment to our Restated Certificate of Incorporation, as amended, to provide for officer exculpation (the “Officer Exculpation Proposal”); and
8.    To transact any other business that may properly come before the meeting or any adjournment thereof.
Who can vote at the annual meeting?
To be entitled to vote on the above matters, you must have been a stockholder of record at the close of business on March 25, 2024, the record date for the annual meeting. The number of shares entitled to vote at the meeting is 5,894,085 shares of our common stock, which is the number of shares that were outstanding on the record date.
How many votes do I have?
Each share of our common stock that you own on the record date entitles you to one vote on each matter that is voted on.

Is my vote important?
Your vote is important regardless of how many shares you own. Please take the time to read the instructions below and submit your proxy to vote. Choose the method of proxy submission that is easiest and most convenient for you and please submit your proxy to vote as soon as possible.
How do I vote?
Stockholder of record: Shares registered in your name.
If you are a stockholder of record, that is, your shares are registered in your own name, not in “street name” by a bank or brokerage firm, then you have the right to grant your proxy or to vote at the annual meeting and you can submit a proxy to vote or vote (as applicable) in any one of the following ways:
1.    Over the Internet. If you have Internet access, you may submit a proxy to vote your shares from any location in the world at www.proxyvote.com, by following the instructions on that site or the Notice or the “Submit Your Proxy to Vote by Internet” instructions on the enclosed proxy card.
2.    By telephone. You may submit a proxy to vote your shares by calling 1-800-690-6903 and following the instructions provided, or by following the “Submit Your Proxy to Vote by Phone” instructions on the enclosed proxy card.
3.    By mail. If you received a printed copy of the proxy materials by mail and would like to submit a proxy to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return and sign the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.
4.    Online while virtually attending the annual meeting. This year’s annual meeting is a virtual annual meeting of stockholders. There will not be a physical meeting location and you will not be able to attend the annual meeting in person. You will be able to attend the annual meeting online, vote your shares online during the annual meeting and submit your questions online during the annual meeting by visiting www.virtualshareholdermeeting.com/CRIS2024. You will need your control number included on your Notice or proxy card in order to be able to vote during the annual meeting.
Submitting a proxy to vote over the Internet or by telephone must be completed by 11:59 p.m. Eastern Time on May 20, 2024.
Beneficial owner:
Shares held in “street name.” If the shares you own are held in “street name” by a bank or brokerage firm, then you may submit voting instructions or vote your shares in any one of the following ways:
1.     Over the Internet or by Telephone. You will receive instructions from your bank, brokerage firm or other nominee if they permit you to submit voting instructions over the Internet or by telephone. You should follow those instructions.
2.     By Mail. You will receive instructions from your bank, brokerage firm or other nominee explaining how you can submit voting instructions by mail. You should follow those instructions.

3.    Online While Virtually Attending the Annual Meeting. You will receive instructions from your bank, brokerage firm or other nominee explaining how you can vote your shares online during the annual meeting. You will need your control number included on your Notice or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the annual meeting. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CRIS2024.
Will my shares be voted if I do not return my proxy?
If your shares are registered directly in your name, your shares will not be voted if you do not submit a proxy to vote over the Internet or by telephone, return your proxy by mail or vote online at the annual meeting.
If your shares are held in “street name,” your bank, brokerage firm or other nominee may under certain circumstances vote your shares if you do not return your voting instructions. Stock exchange rules permit a broker to vote shares held in a brokerage account on certain proposals if the broker does not receive voting instructions from you. Stock exchange rules, however, prohibit brokers from voting uninstructed shares in the case of election of directors, executive compensation matters and certain other matters. Of the matters to be voted on at the annual meeting, we expect the only proposals on which brokers will have discretionary voting authority are Proposal 3 - the ratification of the appointment of our independent registered public accounting firm and Proposal 6 – the Authorized Shares Proposal.
“Broker non-votes” are shares that are held in “street name” by a bank, brokerage firm or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. We encourage you to provide voting instructions to your bank, brokerage firm or other nominee. This ensures that your shares will be voted at the annual meeting according to your instructions. You should receive directions from your bank, brokerage firm or other nominee about how to submit your voting instructions to them.
Can I change my vote after I have mailed my proxy card?
Yes. If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by doing any one of the following things:
•    signing and returning another proxy card with a later date;
•    giving our corporate secretary written notice before the annual meeting that you want to revoke your proxy; or
•    voting online while virtually attending the annual meeting.
Your virtual attendance at the annual meeting alone will not revoke your proxy. Any mailed revocation sent to Curis must include the stockholder’s name and must be received by the day prior to the annual meeting to be effective.
If you submit a proxy to vote your shares over the Internet or by telephone prior to the annual meeting, only your latest Internet or telephonic proxy submitted prior to the annual meeting will be counted at the annual meeting.
If you own shares in “street name,” your bank or brokerage firm should provide you with appropriate instructions for changing your vote.
What constitutes a quorum?
In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the meeting, that is, at least 2,947,043 shares.
Shares of our common stock represented in person or by proxy (including broker non-votes and shares that are represented in person or by proxy but abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. Shares present virtually during the annual meeting will be considered shares of common stock represented in person at the annual meeting.

If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.
What vote is required for each item?
Proposal 1 – Election of Directors. The affirmative vote of a plurality of the votes cast by the stockholders entitled to vote on the matter is required for the election of directors. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee and will be treated as broker non-votes. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.
Proposal 2 – Approval of an Advisory Vote on Executive Compensation. The affirmative vote of a majority of the votes cast will be required for the approval of a non-binding advisory vote on executive compensation. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST the proposal and will be treated as broker-non-votes. If you ABSTAIN from voting on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will not be counted as votes cast or shares voting on the proposal. “Broker non-votes” and votes to ABSTAIN will have no effect on the outcome of Proposal 2.
Proposal 3 – Ratification of Independent Auditors. The affirmative vote of a majority of the votes cast will be required for the approval of the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. If your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee may vote your shares on Proposal 3. To the extent that there are any broker non-votes, a broker non-vote will have no effect on the outcome of Proposal 3. If you ABSTAIN from voting on Proposal 3, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. Votes to ABSTAIN will have no effect on the outcome of Proposal 3.
Although stockholder approval of our audit committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee will reconsider its appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024.
Proposal 4 – Approval of the Fifth Amended and Restated 2010 Stock Incentive Plan. The affirmative vote of a majority of the votes cast will be required for the approval of the Fifth Amended and Restated 2010 Stock Incentive Plan, or our Fifth Amended and Restated 2010 Plan, to reserve up to an additional 942,100 shares of common stock for issuance under the plan and to provide for certain other amendments. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 4 will not be counted as votes FOR or AGAINST the proposal and will be treated as broker non-votes. If you ABSTAIN from voting on Proposal 4, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. “Broker non-votes” and votes to ABSTAIN will have no effect on the outcome of Proposal 4.
Proposal 5 – Approval of Amendment No. 2 to the Amended and Restated 2010 Employee Stock Purchase Plan. The affirmative vote of a majority of the votes cast will be required to approve Amendment No. 2 to the Amended and Restated 2010 Employee Stock Purchase Plan to reserve up to an additional 400,000 shares of common stock for issuance under the plan. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 5 will not be counted as votes FOR or AGAINST the proposal and will be treated as broker non-votes. If you ABSTAIN from voting on Proposal 5, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. “Broker non-votes” and votes to ABSTAIN will have no effect on the outcome of Proposal 5.
Proposal 6 – Adoption and Approval of the Authorized Shares Proposal. The affirmative vote of a majority of the votes cast will be required for the adoption and approval of the Authorized Shares Proposal. If your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee will have the authority to vote your shares on Proposal 6. To the extent that there are any broker non-votes, a broker non-vote will have no effect on the outcome of Proposal 6. If you ABSTAIN from voting on Proposal 6, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, votes to ABSTAIN will have no effect on the outcome of Proposal 6.
Proposal 7 – Adoption and Approval of the Officer Exculpation Proposal. The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote thereon will be required for the adoption and approval of the Officer Exculpation Proposal. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 5 will not be counted as votes FOR or AGAINST the proposal and will be treated as broker non-votes. If you ABSTAIN from voting on Proposal 7, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. Because this Proposal 7 requires an affirmative vote of the outstanding shares of our common stock entitled to vote thereon, broker non-votes and votes to ABSTAIN will effectively be counted as votes AGAINST the proposal.
How will votes be counted?
Each share of common stock will be counted as one vote, whether voted by you online during the annual meeting or submitted by proxy.
Who will count the votes?
Broadridge Financial Solutions, Inc. will count, tabulate and certify the votes.
How do I submit a question at the annual meeting?
If you wish to submit a question, on the day of the annual meeting, beginning at 9:45 a.m., Eastern Time on May 21, 2024, you may log into the virtual meeting platform at www.virtualshareholdermeeting.com/CRIS2024, click the Q&A button, type your question into the “Submit a question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/CRIS2024 in advance of the annual meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the annual meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.
How does the board of directors recommend that I vote on the proposals?
Our board of directors recommends that you vote:
FOR the election of two Class I directors for a term of three years (Proposal 1);
FOR the approval of an advisory vote on executive compensation (Proposal 2);
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3);
FOR the approval the Fifth Amended and Restated 2010 Stock Incentive Plan to reserve up to an additional 942,100 shares of common stock for issuance under the plan and to provide for certain other amendments (Proposal 4);
FOR the approval of Amendment No. 2 to the Amended and Restated Employee Stock Purchase Plan to reserve up to an additional 400,000 shares of common stock for issuance under the plan (Proposal 5);
FOR the approval of the Authorized Shares Proposal (Proposal 6); and
FOR the approval of the Officer Exculpation Proposal (Proposal 7).
Will any other business be conducted at the annual meeting or will other matters be voted on?
We are not aware of any other business to be conducted or matters to be voted upon at the annual meeting. If any other matter properly comes before the annual meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the annual meeting with respect to that matter or proposal. Our bylaws establish the process for a stockholder to bring a matter before a meeting. See “Stockholder Proposals for 2025 Annual Meeting” on page 68 of this proxy statement.
Where can I find the voting results?
We are required to report the voting results from the annual meeting in a Current Report on Form 8-K filed with the SEC within four business days following the date of the annual meeting.
Who bears the costs of soliciting proxies?
We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation. We may reimburse banks, brokerage firms or other nominees holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.
How can I obtain a copy of Curis’s Annual Report on Form 10-K?
Our Annual Report on Form 10-K is available in the “Investors” section of our website at www.curis.com. Alternatively, if you would like us to send you a copy, without charge, please contact:
Curis, Inc.
128 Spring Street, Building C – Suite 500
Lexington, MA 02421
Attention: Secretary
(617) 503-6500
If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing the requested exhibits.
Whom should I contact if I have any questions?
If you have any questions about the annual meeting or your ownership of our common stock, please contact our secretary at the address or telephone number listed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of March 25, 2024, with respect to the beneficial ownership of shares of our common stock by:
•    each person known to us to beneficially own more than 5% of the outstanding shares of our common stock,
•    each director and director nominee named in this proxy statement,
•    each of our named executive officers for the fiscal year ended December 31, 2023 identified in the “Summary Compensation Table;” and
•    all directors and executive officers as a group.
As of March 25, 2024, we had 5,894,085 shares of common stock outstanding. The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the SEC and includes shares over which the indicated beneficial owner exercises voting and/or investment power. For each person named in the table below, the number in the “Shares Acquirable Within 60 Days” column consists of shares underlying options to purchase common stock that may be exercised within 60 days after March 25, 2024. Such options are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, we believe that each stockholder in the table has sole voting and investment power over the shares listed. The inclusion in the table of any shares does not constitute an admission of beneficial ownership of those shares by the named stockholder. For each person, the “Number of Shares Beneficially Owned” column may include shares of common stock attributable to the person due to that person’s voting or investment power over such shares or other relationship.
Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Curis, Inc., 128 Spring Street, Building C – Suite 500, Lexington, Massachusetts 02421.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	+	Shares Acquirable Within 60 Days	=	Total Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned (2)
5% Stockholders:
Entities affiliated with Maverick Capital, Ltd. (3)	582,273		—		582,273	9.9%
Entities affiliated with M28 Capital Master Fund LP (4)	421,951		—		421,951	7.2%

Directors and Named Executive Officers:
Anne E. Borgman, M.D.	—		4,720		4,720	*
Martyn D. Greenacre	1,305		30,100		31,405	*
John A. Hohneker, M.D.	—		9,203		9,203	*
Kenneth I. Kaitin, Ph.D.	1,407		30,100		31,507	*
Marc Rubin, M.D.	1,441		30,100		31,541	*
James E. Dentzer	6,084		214,779		220,863	3.6%
Diantha Duvall	644		19,625		20,269	*
Jonathan B. Zung, Ph.D. (5)	—		6,251		6,251	*

All current directors and executive officers as a group (8 persons)	10,881		344,878		355,759	5.7%

*    Less than 1% of the outstanding common stock.
(1)    None of our directors or named executive officers has pledged any of their shares as security.
(2)    The percent of ownership for each stockholder on March 25, 2024 is calculated by dividing (1) the stockholder’s total beneficial ownership (i.e., the total number of shares beneficially owned plus the shares acquirable within 60 days) by (2) the sum of (i) 5,894,085 shares of our common stock that were outstanding on March 25, 2024 and (ii) shares of common stock subject to options held by such person that will be exercisable within 60 days of March 25, 2024.
(3)    This information is based on a Schedule 13G/A filed with the SEC on February 14, 2024 by entities affiliated with Maverick Capital, Ltd. Maverick Capital, Ltd. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, may be deemed to have beneficial ownership of our common stock through the investment discretion it exercises over its clients’ accounts. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. Lee S. Ainslie III is the manager of Maverick Capital Management, LLC. Each of Maverick Capital, Ltd., Maverick Capital Management, LLC, and Mr. Ainslie may be deemed to have shared voting power and shared dispositive power with respect to 582,273 shares of our common stock held directly by Maverick Capital, Ltd. The principal business address of (i) Maverick Capital, Ltd. and Maverick Capital Management, LLC is 1900 N. Pearl Street, 20th Floor, Dallas, Texas 75201, and (ii) Mr. Ainslie is 360 South Rosemary Ave., Suite 1440, West Palm Beach, Florida 33401.
(4)    This information is based on a Schedule 13G filed with the SEC on February 12, 2024 by entities affiliated with M28 Capital Master Fund LP. M28 Capital Management LP is the investment manager of M28 Capital Master Fund LP. Marc Elia is the Chief Investment Officer of M28 Capital Management LP, and the Managing Member of M28 Capital Management GP LLC, which is the general partner of M28 Capital Management LP. Each of M28 Capital Master Fund LP, M28 Capital Management GP LLC, M28 Capital Management LP and Mr. Elia may be deemed to have shared voting power and shared dispositive power with respect to 421,951 shares of our common stock held directly by M28 Capital Master Fund LP. The principal business address of (i) M28 Capital Master Fund LP, (ii) M28 Capital Management GP LLC, (iii) M28 Capital Management LP, and (iv) Mr. Elia is 700 Canal St, 2nd Floor, Stamford, CT 06902.
(5)    Dr. Zung began serving as our chief development officer in May 2023.

PROPOSAL 1 — ELECTION OF DIRECTORS
Directors and Nominees for Director
Our board of directors is divided into three classes, with one class being elected each year and members of each class holding office for a three-year term. Our board of directors currently consists of two Class I directors, James E. Dentzer and Anne E. Borgman, M.D., two Class II directors, John A. Hohneker, M.D. and Marc Rubin, M.D., and two Class III directors, Martyn D. Greenacre and Kenneth I. Kaitin, Ph.D. In accordance with our bylaws, our directors may fill existing vacancies on the board of directors. The Class I, Class II and Class III directors will serve until the annual meetings of stockholders to be held in 2024, 2025 and 2026 respectively, and until their respective successors are duly elected and qualified. At the 2024 annual meeting, Class I directors stand for reelection.
Our board of directors has nominated James E. Dentzer and Anne E. Borgman, M.D. as nominees for reelection as Class I directors, each to serve for a three-year term, until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is currently a director. Dr. Borgman was appointed to the board of directors in October 2022 based upon the recommendation of Mr. Dentzer, our president and chief executive officer. Each of the nominees has indicated his or her willingness to serve, if elected; however, if any of the nominees should be unable to serve, the shares of common stock represented by proxies will be voted for a substitute nominee designated by the board of directors.
Below are the names, ages and certain other information for each member of the board, including the nominees for election as Class I directors. There are no familial relationships among any of our directors, nominees for director and executive officers. In addition to the detailed information presented below for each of our directors, we also believe that each of our directors is qualified to serve on our board and has the integrity, business acumen, knowledge and industry experience, diligence, freedom from conflicts of interest and the ability to act in the interests of our stockholders.

The following table sets forth our directors and their respective ages and positions:

Name	Age	Position
Anne E. Borgman, M.D. (1)	56	Director
James E. Dentzer	57	President and Chief Executive Officer, Director
Martyn D. Greenacre (1)(2)	82	Chairman of the Board
John A. Hohneker, M.D. (3)	64	Director
Kenneth I. Kaitin, Ph.D. (1)(2)(3)	71	Director
Marc Rubin, M.D. (2)(3)	69	Director

(1)    Member of the nominating and corporate governance committee.
(2)    Member of the audit committee.
(3)    Member of the compensation committee.

Board Diversity Matrix (As of April [10], 2024)
Total Number of Directors	6
	Female	Male
Part I: Gender Identity
Directors	1	5
Part II: Demographic Background
White	1	5
LGBTQ+	1

Our Board Diversity Matrix as of March 31, 2023 can be found in the proxy statement for our 2023 Annual Meeting of Stockholders, filed with the SEC on April 11, 2023.

Anne E. Borgman, M.D. has served on our board since October 2022. Since February 2023, Dr. Borgman has served as Chief Medical Officer of Sutro Biopharma, Inc., a clinical stage oncology company, and is the sole proprietor of AEB Hematology Oncology Development Consulting, a clinical consulting company, which she established in November 2021. She served as the Vice President and Therapeutic Area Head of the Hematology/Oncology Global Clinical Research and Development at Jazz Pharmaceuticals plc, a pharmaceutical company, from July 2019 to November 2021. Dr. Borgman served as Vice President, Global Clinical Research and Development at Exelixis, Inc., a biotechnology company, from December 2012 to July 2019. She served as Associate Chief Medical Officer at KaloBios Pharmaceuticals, Inc., a biotechnology company, from April 2011 to October 2012 and as Vice President and Chief Medical Officer at Talon Therapeutics, Inc. (formerly Hana Biosciences, Inc.), a biopharmaceutical company, from April 2008 to April 2011. Dr. Borgman also serves as a director of NextCure, Inc., a clinical stage biopharmaceutical company, and NiKang Therapeutics Inc., a privately held biotechnology company. Dr. Borgman received her B.S. in biochemistry from the University of Illinois, Urbana-Champaign and an M.D. from Loyola University Chicago Stritch School of Medicine. She completed her residency in pediatrics at the Baylor College of Medicine in Houston, Texas, and her fellowship in pediatric hematology-oncology and bone marrow transplantation at the David Geffen School of Medicine at UCLA. Dr. Borgman is a graduate of the Stanford Executive Program and an alumni of Stanford University’s Graduate School of Business. We believe that Dr. Borgman’s qualifications to serve on our board include her expertise in hematology and oncology, and her extensive experience in all phases of oncology drug development at large and small companies across the biotech and pharmaceutical industries.
James E. Dentzer has served on our board and as our President and Chief Executive Officer since September 2018. From March 2018 to September 2018, Mr. Dentzer served as our Chief Operating Officer and Chief Financial Officer. From March 2016 to March 2018, Mr. Dentzer served as our Chief Administrative Officer and Chief Financial Officer. Mr. Dentzer has also held the positions of secretary and treasurer from March 2016 to March 2019. Previously, Mr. Dentzer served as Chief Financial Officer of Dicerna Pharmaceuticals, Inc., a biotechnology company, from December 2013 to December 2015. Prior to that, he was the Chief Financial Officer of Valeritas, Inc., a medical technology company, from March 2010 to December 2013. Prior to joining Valeritas, Inc., he was the Chief Financial Officer of Amicus Therapeutics, Inc., a biotechnology company, from October 2006 to October 2009. In prior positions, he spent six years as Corporate Controller of Biogen Inc., a biotechnology company, and six years in various senior financial roles at E.I. du Pont de Nemours and Company, a chemical, petroleum and biotechnology company, in the U.S. and Asia. Mr. Dentzer also serves as a director of Imunon, Inc., a clinical stage drug development company. Mr. Dentzer holds a B.A. in philosophy from Boston College and an M.B.A. from the University of Chicago. We believe that Mr. Dentzer’s qualifications to serve on our board include his extensive experience in executive leadership roles of more than 25 years, including his roles at Dicerna Pharmaceuticals, Inc., Amicus Therapeutics, Inc., Valeritas, Inc., and Biogen Inc.
Martyn D. Greenacre has served on our board since February 2000 and has served as Chairman of our board since May 2017. From June 1993 to July 2000, Mr. Greenacre was a director of Creative BioMolecules, Inc., a predecessor life science company of Curis. Mr. Greenacre served as Chairman of Life Mist L.L.C., a privately held company in the field of fire suppression, from September 2001 to December 2016. From June 1997 to June 2001, Mr. Greenacre was Chief Executive Officer of Delsys Pharmaceutical Corporation, a drug formulation company. From 1993 to 1997, Mr. Greenacre was President and Chief Executive Officer of Zynaxis, Inc., a biopharmaceutical company. Prior to Zynaxis, Inc., Mr. Greenacre served in various senior management positions at SmithKline Beecham Limited, a pharmaceuticals company, from 1973 through 1992, including as Chairman of European Operations, and was appointed to its board of directors. Previously, Mr. Greenacre served as a director of Acusphere, Inc., Cephalon, Inc., Formula Pharmaceuticals, Inc., Neostem, Inc. (known as Caladrius Biosciences and merged to become Lisata Therapeutics) and Orchestra Therapeutics, Inc., and as a director and Chairman of BMP Sunstone Corporation. Mr. Greenacre received an M.B.A. from Harvard Business School and a B.A. from Harvard College. We believe that Mr. Greenacre’s qualifications to serve on our board include his years of experience as President and Chief Executive Officer of various biotech and pharmaceutical companies as well as his experience as a director of other public companies.
John A. Hohneker, M.D. has served on our board since December 2021. From January 2018 to February 2021, Dr. Hohneker was President and Chief Executive Officer of Anokion SA., a biotechnology company. From August 2015 to

January 2018, Dr. Hohneker served as Head, Research and Development at Forma Therapeutics, Inc., a clinical stage biopharmaceutical company. From January 2001 to April 2015, Dr. Hohneker held various leadership positions at Novartis Pharmaceuticals Corporation, including Senior Vice President, Global Head of Development of Global Immunology/Dermatology Franchise from 2011 to 2015, Senior Vice President, US Clinical Development and Medical Affairs-Oncology from 2007 to 2011, and Vice President, US Clinical Development and Medical Affairs-Oncology from 2001 to 2007. From July 1990 to January 2001, he held various positions of increasing responsibility at Glaxo Wellcome and its legacy company, Burroughs Wellcome, a pharmaceutical company. He also serves as a director of Aravive, Inc., a publicly held clinical stage biotechnology company, Sonata Therapeutics (formerly Inzen Therapeutics), a privately held research stage biotechnology company, and Trishula Therapeutics, Inc., a privately held clinical stage biotechnology company. Dr. Hohneker previously served on the board of directors of BioTheryX, Inc., Cygnal Therapeutics, Inc., Dimension Therapeutics, Inc., Evelo Biosciences, Inc., Humanigen, Inc., and Torque Therapeutics, Inc. Dr. Hohneker received a B.A. in chemistry from Gettysburg College and an M.D. from Rutgers School of Biomedical and Health Sciences. He completed his internship and residency in internal medicine and his fellowship in medical oncology at the University of North Carolina at Chapel Hill. We believe that Dr. Hohneker’s qualifications to serve on our board include his expertise in oncology as well as his extensive experience in drug development and that his insights and leadership experience in the biotechnology and pharmaceutical industries are valuable to a biotechnology company such as Curis.
Kenneth I. Kaitin, Ph.D. has served on our board since November 2003 and as a Senior Fellow at the Tufts Center for the Study of Drug Development, or CSDD, an academic drug policy research group providing strategic information to help drug developers, regulators, and policy makers improve the quality and efficiency of the drug development process, since January 2021. From July 1998 to December 2020, Dr. Kaitin served as the Director of Tufts CSDD. Since 2014, he has held appointments as Professor of Medicine and Professor of Immunology at Tufts University School of Medicine. Between August 2014 and June 2021, Dr. Kaitin held a primary appointment as Professor of Public Health and Community Medicine at the Tufts University School of Medicine. In December 2014, Dr. Kaitin received the appointment of Advisory Professor at Shanghai Medical College of Fudan University. Dr. Kaitin has served on the faculty of the European Center for Pharmaceutical Medicine at the University of Basel since September 1999.  At the Tufts University School of Medicine, Dr. Kaitin was a Research Associate Professor of Medicine from October 2003 to May 2008 and a Research Professor from May 2008 to August 2014. Dr. Kaitin has written extensively on a broad range of drug development issues and has provided public testimony before the U.S. Congress in hearings on pharmaceutical innovation and U.S. Food and Drug Administration, or FDA, reform. An internationally recognized expert on the science of drug development, Dr. Kaitin is regularly quoted in the business and trade press on research and development trends in the research-based drug industry and new models of innovation.  In 2011, Dr. Kaitin received the Dr. Louis M. Sherwood Award granted by the Academy of Pharmaceutical Physicians and Investigators, in 2020, he was named a Global Fellow in Medicines Development by the International Federation of Pharmaceutical Physicians, and in 2021, he received the Distinguished Achievement Award from the Sino-American Pharmaceutical Professionals Association. Dr. Kaitin is a former Editor-in-Chief of the Drug Information Journal, and from 1997 to 1998 he was President of the Drug Information Association. Until March 2021, he served as Editor-in-Chief of Expert Review of Clinical Pharmacology, and he currently serves on the editorial boards of a number of peer-review journals. Dr. Kaitin serves as an expert consultant to the U.S. Department of Defense on Bioterror Countermeasure issues. Dr. Kaitin received an M.S. and Ph.D. in pharmacology from the University of Rochester and a B.S. from Cornell University.  We believe that Dr. Kaitin’s qualifications to serve on our board include his expertise in the economics of drug development and biopharmaceutical innovation and his extensive knowledge on a broad range of drug development and life-sciences industry issues.
Marc Rubin, M.D. has served on our board since June 2010. From May 2009 to August 2022, Dr. Rubin served as Executive Chairman of Titan Pharmaceuticals, Inc., a biopharmaceutical company, and he previously served as its President and Chief Executive Officer from October 2007 to December 2008. From June 2006 to February 2007, Dr. Rubin served as Head of Global Research and Development for Bayer Schering Pharma AG, a pharmaceutical company, as well as a member of the Executive Committee of Bayer HealthCare LLC, a pharmaceutical and medical products company and subsidiary of Bayer AG, and the Board of Management of Bayer Schering Pharma AG. From October 2003 until the merger of Bayer AG and Schering AG in June 2006, Dr. Rubin was a member of the Executive Board of Schering AG, as well as Chairman of

Schering Berlin Inc. and President of Berlex Pharmaceuticals, Inc., a division of Schering AG. From January 1990 to August 2003, Dr. Rubin held various positions in global clinical and commercial development at GlaxoSmithKline plc, a healthcare company, as well as the position of Senior Vice President of Global Clinical Pharmacology & Discovery Medicine from 2001 to 2003. Prior to his pharmaceutical industry career, Dr. Rubin completed subspecialty training and board certification in both medical oncology and infectious diseases at the National Cancer Institute within the National Institutes of Health from 1983 to 1986. From September 1986 to December 1989, Dr. Rubin also served as an Investigator and on the Senior Staff of the infectious diseases section at the National Cancer Institute. Dr. Rubin also serves as a director of Galectin Therapeutics Inc., a publicly held biotechnology company, and Soricimed Biopharma, Inc., a privately held drug development company. Previously, Dr. Rubin served as a director of FirstString Research, Inc., Gemmus Pharma, Inc., Medarex, Inc., the Rogosin Institute, Surface Logix, Inc. and Titan Pharmaceuticals, Inc. Dr. Rubin holds an M.D. from Cornell University Medical College. We believe that Dr. Rubin’s qualifications to serve on our board include his extensive experience in clinical development as well as his medical, commercial and scientific expertise having held executive-level clinical development positions with Bayer Schering Pharma AG, Schering AG and GlaxoSmithKline plc.
Board Recommendation
OUR BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF JAMES E. DENTZER AND ANNE E. BORGMAN, M.D. TO SERVE AS CLASS I DIRECTORS IS IN THE BEST INTERESTS OF CURIS AND OUR STOCKHOLDERS AND, THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES.
CORPORATE GOVERNANCE
Our board of directors believes that good corporate governance is important to ensure that Curis is managed for the long-term benefit of stockholders. This section describes key corporate governance guidelines and practices that our board of directors has adopted. Complete copies of our corporate governance guidelines, committee charters, and code of business conduct and ethics are available on the Investors – Corporate Governance section of our website at www.curis.com. Alternatively, you can request a copy of any of these documents by writing to our secretary at the following address: Curis, Inc., 128 Spring Street, Building C – Suite 500, Lexington, MA 02421.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Curis and our stockholders. These guidelines, which provide a framework for the conduct of the board of directors’ business, provide that:
•    the board of directors’ principal responsibility is to oversee the management of Curis;
•    a majority of the members of the board of directors shall be independent directors;
•    the independent directors shall meet regularly in executive session;
•    directors have full and free access to management and, as necessary and appropriate, independent advisors;
•    all directors are encouraged to participate in continuing director education on an ongoing basis; and
•    periodically, the board of directors and its committees will conduct a self-evaluation to determine whether they are functioning effectively.
Our Environmental, Social, and Governance Commitment
Curis’s core values are based upon four pillars. We respect each other, and lead with commitment and innovation. In addition, we believe in succeeding together and sustaining positivity as we work to develop innovative and differentiated therapeutics that improve the lives of cancer patients.

Sustainability
We continue to reduce our environmental waste and increase environmental sustainability by limiting our use of paper and plastic. We have implemented certain processes to allow our employees to virtually collaborate on documents. In addition, new employees are provided with reusable water bottles and cups in the onboarding process. Onsite water and seltzer stations are provided to encourage our employees to refill their water bottles and travel cups. By continuing with our sustainability practices, we hope to continue to reduce the carbon footprint that is generated in paper and bottled water production, including in the packaging, transportation, and refrigeration of such products. We continued to offer a hybrid work environment during 2023 to further reduce the carbon footprint generated in commuting to and from the office.
Social Responsibility
We strive to be socially responsible and support our employees. We practice our core values of respect, commitment and innovation, succeeding together, and sustaining our positivity through regular company meetings and events for employee engagement. We offer our employees flexibility to work remotely for a portion of the work week. By offering our employees this flexibility, we hope to continue to maintain our core values, support our employees, families and community, and further reduce the carbon footprint that is generated in consuming fossil fuels in commuting to and from the office. In the past, our employees have volunteered at certain organizations, and we hope we are able to continue to provide opportunities for our employees to volunteer. As our company grows and new employees join, we hope to increase the diversity of our workforce. One of the four pillars of our core values – Succeed Together – represents our commitment to diversity and inclusion; we celebrate inclusivity and embrace diversity.
Corporate Governance
For a discussion regarding our governance commitment, see “Corporate Governance Guidelines” above as well as the “Board’s Role in Risk Oversight” and our “Code of Business Conduct and Ethics” below.
Human Capital
We believe that our future success largely depends upon our continued ability to attract and retain highly skilled employees. We offer our employees a comprehensive compensation package. Our well-designed compensation and benefits package includes salaries, annual bonuses, equity compensation, 401(k) match, life insurance, premium health and workers’ compensation insurance, paid vacation, holidays and year-end shutdown. Our equity compensation plans, pursuant to which we may grant stock options, restricted stock and other equity-based awards, are designed to align our employees’ interests with our stockholders’ interests and motivate effective performance, which drives company success. In addition, we provide certain wellness resources for our employees, such as work-life counseling and support through an employee assistance program. We conduct periodic employee surveys to give our employees an opportunity to provide feedback, and to assess employee engagement and sustain positivity.
Determination of Independence
Nasdaq listing standards requires a majority of a listed company’s board of directors to be comprising independent directors within one year of listing. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under Nasdaq listing standards, a director will only qualify as an “independent director” if in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule l0A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a listed company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.
In March 2024, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors determined that none of Dr. Borgman, Mr. Greenacre, Dr. Hohneker, Dr. Kaitin or Dr. Rubin has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Nasdaq listing standards. In addition, our board has determined that all of the members of the audit committee, the compensation committee, and the nominating and governance committee are independent as defined under Nasdaq listing standards, including, (i) in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act and (ii) in the case of all members of the compensation committee, the enhanced independence requirements contemplated by Rule 10C-1 under the Exchange Act.
Board Meetings and Attendance
Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. Five of our current directors then serving attended the 2023 virtual annual meeting of stockholders. The board met eight times during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each of our directors attended at least 75% of the aggregate of the total number of board meetings and meetings of all committees of the board on which they then served.
Board Leadership Structure
Our board has chosen to separate the role of our chief executive officer and the role of chairman of our board. Accordingly, our Board has appointed Mr. Greenacre, an independent director within the meaning of Nasdaq listing standards (see “Determination of Independence” above), as the Chairman of the Board of Directors. Mr. Greenacre’s duties as Chairman of the Board include the following:

•    chairing meetings of the independent directors in executive session;
•    meeting with any director who is not adequately performing his or her duties as a member of our board or any committee;
•    facilitating communications between other members of our board and our chief executive officer;
•    preparing or approving the agenda for each board meeting;
•    determining the frequency and length of board meetings and recommending when special meetings of our board should be held; and
•    reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our board.

Our board decided to separate the roles of Chairman and Chief Executive Officer because it believes that this leadership structure offers the following benefits:
•    increasing the independent oversight of Curis and enhancing our board’s objective evaluation of our chief executive officer;

•    freeing our chief executive officer to focus on company operations instead of board administration;
•    providing our chief executive officer with an experienced sounding board;
•    providing greater opportunities for communication between stockholders and our board;
•    enhancing the independent and objective assessment of risk by our board; and
•    providing an independent spokesman for our company.
Board’s Role in Risk Oversight
Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. Our board of directors and its committees oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks, providing input on those policies and practices, and periodically discussing with management its evaluation of the effectiveness of such policies and procedures. In general, our (i) board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks, (ii) audit committee oversees risk management activities related to financial controls, data privacy and cybersecurity, (iii) compensation committee oversees risk management activities relating to our compensation policies, programs and practices and management succession planning, and (iv) nominating and corporate governance committee oversees risk management activities relating to the composition of our board of directors and corporate governance policies and procedures. Each committee reports to our full board of directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate.
With regards to cybersecurity, management periodically reports such risks to our audit committee or as needed to the chair of the audit committee. Based on the size and stage of development of our company, we have implemented certain processes and technology, and work with third-party vendors, to minimize the occurrences and impact of unauthorized access to our network, computers, programs and data. Our mitigation processes include management and monitoring of physical security, wireless access points, data backup and recovery, user security, antivirus protection, firewall and various levels of access authorizations on computer equipment, email and network access. Our data may also be managed and stored by our vendors on their systems with appropriate processes to protect such data.
Board Committees
Our board has established three standing committees – audit, compensation and nominating and corporate governance – each of which operates under a charter that has been approved by our board. Current copies of the charters of the audit committee, compensation committee, and nominating and corporate governance committee are posted on the Investors – Corporate Governance section of our website at www.curis.com.
Audit Committee
The audit committee’s responsibilities include:
•    appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•    pre-approving all audit and non-audit services of our independent registered public accounting firm, except for de minimis non-audit services which are approved in accordance with applicable SEC rules, including meeting with our independent registered public accounting firm prior to the annual audit to discuss the planning and staffing of the audit;
•    overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•    reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures, earnings releases and other publicly disseminated financial information;
•    reviewing and discussing with our independent registered public accounting firm matters concerning the quality, not just the acceptability, of our accounting determinations, particularly with respect to judgmental areas;
•    monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•    discussing our risk management policies, including risks relating to data privacy and cybersecurity;
•    establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;
•    meeting independently with our independent registered public accounting firm and management on a quarterly basis;
•    reviewing and approving or ratifying any related person transactions;
•    establishing, and periodically reviewing, complaint procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and
•    preparing the audit committee report required by SEC rules, which is included on page 21 of this proxy statement.
The members of the audit committee are Mr. Greenacre (Chair), Dr. Kaitin and Dr. Rubin. The audit committee met five times during the fiscal year ended December 31, 2023. The board of directors has determined that Mr. Greenacre is an “audit committee financial expert” as defined by applicable SEC rules.
Compensation Committee
The compensation committee’s responsibilities include:
•    determining the chief executive officer’s compensation;
•    reviewing and approving the compensation of our other executive officers;
•    overseeing an evaluation of our executive officers;
•    overseeing and administering our cash and equity incentive plans;
•    reviewing and making recommendations to the board with respect to director compensation;
•    reviewing and discussing annually with management our “Compensation Discussion” which is included beginning on page 23 of this proxy statement;
•    preparing the compensation committee report required by SEC rules, as applicable;
•    reviewing and making recommendations to the board with respect to management succession planning; and
•    overseeing the implementation and administration of our compensation recovery policy.
The processes and procedures followed by our compensation committee in considering and determining executive and director compensation are described below under the heading “Executive Officer and Director Compensation Processes.”
The members of the compensation committee are Dr. Rubin (Chair), Dr. Hohneker and Dr. Kaitin. The compensation committee met six times during the fiscal year ended December 31,2023.

Nominating and Corporate Governance Committee
The nominating and corporate governance committee’s responsibilities include:
•    identifying individuals qualified to become board members;
•    recommending to the board the persons to be nominated for election as directors and to each of the board’s committees;
•    overseeing an annual evaluation of the board;
•    overseeing the evaluation of the effectiveness of the audit function;
•    periodically reviewing the composition of each board committee and the establishment or dissolution of additional board committees;
•    periodically reviewing and reassessing the adequacy of the corporate governance guidelines; and
•    periodically reviewing and making recommendations to the board regarding the company’s environmental, social and governance policies and practices.
The processes and procedures followed by the nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process.”
The members of the nominating and corporate governance committee are Dr. Kaitin (Chair), Dr. Borgman, and Mr. Greenacre. The nominating and corporate governance committee met twice during the fiscal year ended December 31, 2023.
Executive Officer and Director Compensation Processes
The compensation committee oversees our compensation programs. In this capacity, the compensation committee determines and approves all compensation related to our executive officers. In addition, the compensation committee periodically reviews and makes recommendations to the board with respect to director compensation.
The compensation committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and has the sole authority to approve the consultant’s fees and other retention terms. The compensation committee also has authority to commission compensation surveys or studies as the need arises. Periodically, the compensation committee retains an independent third party compensation consultant to review director and officer compensation. The compensation committee has periodically retained Willis Towers Watson as an independent third party compensation consultant. In November 2022 and 2023, respectively, the compensation committee retained Willis Towers Watson to review and update the company’s peer group for 2023 and 2024 executive officer compensation, respectively. The compensation committee has determined that there are no conflicts of interest or other applicable factors affecting independence with its retention of Willis Towers Watson, as required by Nasdaq listing standards.
The compensation committee typically seeks the chairman of the board’s input in compensation matters involving our president and chief executive officer (to the extent the chairman of the board is not then also a member of the compensation committee). Our president and chief executive officer provides input on all other executive officer compensation matters including the appropriate mix of compensation, which the compensation committee considers when determining compensation for such other officers. Our president and chief executive officer is not present during the compensation committee’s voting or deliberations regarding his compensation.
Risks Arising from Compensation Policies and Practices
Employee compensation generally consists of salary, stock option awards and, depending on overall company performance and the successful achievement of objectives set forth in an annual short-term incentive program, cash bonus payments. We have reviewed our compensation policies and practices for all employees and have concluded that any risks arising from our policies and programs are not reasonably likely to have a material adverse effect on our company.

Director Nomination Process
The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, retaining a search firm, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the nominating and corporate governance committee and the board.
In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee will apply the criteria set forth in our corporate governance guidelines and its charter. These criteria include assessments of the candidate’s integrity, business acumen, knowledge of our business and industry, experience, ability to exercise sound judgment, freedom from conflicts of interest, ability to act in the interests of all stockholders and ability to serve for at least five years. Our nominating and corporate governance charter provides that diversity on our board is highly valued and should be considered by the nominating and corporate governance committee. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant breadth of experience, diversity, knowledge, and abilities that will assist the board in fulfilling its responsibilities. We do not discriminate against candidates based on their race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting candidate names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Secretary, Curis, Inc., 128 Spring Street, Building C – Suite 500, Lexington, MA 02421. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for all candidates.
Stockholders also have the right under our bylaws to nominate director candidates by following the procedures set forth under “Stockholder Proposals for 2025 Annual Meeting.”
Communicating with the Board of Directors
The board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The chairman of the board of directors is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board considers to be important for all directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to the board of directors should address such communications to: Chairman of the Board of Directors, c/o Secretary, Curis, Inc., 128 Spring Street, Building C – Suite 500, Lexington, MA 02421, or via email at info@curis.com.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. We have posted a current copy of this code on the Investors – Corporate Governance section of our website at www.curis.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers of, any provision of the code.
Policies and Procedures for Related Person Transactions
Our board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Curis is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a material interest, directly or indirectly.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report such proposed transaction to our chief financial officer and/or general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the board’s audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction at the next meeting of the committee. The policy also permits the chairman of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed periodically. The audit committee will review and consider such information regarding the related person transaction as it deems appropriate under the circumstances.
The audit committee may approve or ratify the transaction only if the committee determines that, taking into account all of the circumstances, the transaction is not inconsistent with Curis’s best interests. The audit committee may impose any conditions on the related person transaction that it deems appropriate, which shall be deemed conditions precedent to approval and/or consummation of such transaction.
In addition to transactions excluded by the instructions to the SEC’s related person transaction disclosure rule, the board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are excluded from classification as related person transactions for purposes of this policy:
•    interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity) who is a participant in the transaction, where (a) the related person and all other related persons own, in the aggregate, less than 10% of the equity interests in such entity, and (b) the related person and his or her immediate family members are neither involved in the negotiation of the terms of the transaction, nor receive any special benefits as a result of the transaction; and
•    a transaction that is specifically contemplated by the provisions of our charter or bylaws.
The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

Audit Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act.
The responsibilities of the audit committee are set forth in the charter of the audit committee. The audit committee has reviewed our audited financial statements for the fiscal year ended December 31, 2023, and has discussed these financial statements with our management and our independent registered public accounting firm.
Our management is responsible for the preparation of our financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Our independent registered public accounting firm is responsible for conducting an independent integrated audit of our annual financial statements and, as required, our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and issuing a report on the results of their integrated audit. The audit committee is responsible for providing independent, objective oversight of these processes.
The audit committee has reviewed and discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, among other things, the following:
•    methods to account for significant unusual transactions;
•    the effect of significant accounting policies, including policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
•    the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates;
•    disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements; and
•    written disclosures required by PCAOB Rule 3526— “Communication with Audit Committees Concerning Independence.”
The audit committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm their independence from Curis. The audit committee has also received written disclosures required by PCAOB Rule 3526 —“Communication with Audit Committees Concerning Independence.”
Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.
Submitted by the audit committee of our board of directors.
Martyn D. Greenacre (Chair)
Kenneth I. Kaitin, Ph.D.
Marc Rubin, M.D.

Independent Registered Public Accounting Firm’s Fees and Other Matters
Independent Registered Public Accounting Firm’s Fees
The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years:

Fee Category	2023	2022
Audit Fees (1)	$1,014,000	$849,500
All Other Fees (2)	956	3,081
Total Fees	$1,014,956	$852,581

(1)    Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q. Audit fees also include fees of $252,500 and $191,500 for 2023 and 2022, respectively, associated with comfort letters and consent letters for our 2023 and 2022 registration statements. 100% of audit fees for 2023 and 2022 were pre-approved by the audit committee. The 2023 and 2022 amounts exclude reimbursement of out-of-pocket expenses. No out-of-pocket expenses were incurred for 2023 and 2022.

(2)    All other fees consist of an annual license fee for use of accounting research software. None of these fees incurred during 2023 and 2022 were for services provided under the de minimis exception to the audit committee pre-approval requirements. 100% of these fees for 2023 and 2022 were pre-approved.
Pre-Approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the audit committee specifically approves the service in advance or the engagement is entered into pursuant to one of the pre-approval procedures described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
The audit committee has also delegated to the chairman of the audit committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by the chairman of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.
EXECUTIVE AND DIRECTOR COMPENSATION
Compensation Discussion
The following describes our compensation strategy, policies, programs and practices for our named executive officers identified in the “Summary Compensation Table” or our “named executive officers.”
For the fiscal year ending December 31, 2023, our named executive officers were:
•    James E. Dentzer, our president and chief executive officer;
•    Diantha Duvall, our chief financial officer; and
•    Jonathan B. Zung, Ph.D., who began serving as our chief development officer in May 2023.
The compensation paid to our named executive officers in 2023 reflected our primary compensation objectives of attracting and retaining key executive officers critical to our long-term success, recognizing and rewarding overall company performance and each executive officer’s individual performance and level of responsibility and continuing to align our executive officers’ incentives with stockholders’ interests. Cash compensation, including annual cash short-term incentives, is a basic element of our executive officers’ total compensation. In addition, a significant portion of our executive officers’ realizable compensation is tied to the performance of our company and our stock price. We believe stock-based compensation creates a long-term incentive that aligns our executive officers’ and our stockholders’ interests to create stockholder value. If our executive officers are unable to create long-term stockholder value and the price of our stock declines, then the realizable value of such executive officer’s stock-based compensation also declines. Consistent with its pay-for-performance philosophy, our compensation committee may elect to decrease any executive officer’s compensation, or take other corrective or remedial steps, for non-performance.
Pay-for-Performance
Our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. Our board of directors believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Benchmarking Assessments and Evaluations
In November 2022, the compensation committee retained Willis Towers Watson to review the company’s existing 2022 peer group and to develop the criteria for the 2023 peer group in setting 2023 executive compensation. The company’s 2022 peer group consisted of 17 companies, and the compensation committee established the 2023 peer group taking the following factors into consideration:
•    biotechnology or biopharma companies in critical stage or early stage focused on development and commercialization of therapeutics for the treatment of cancer, and other significant diseases;
•    national headquarters considered with strong focus on California and Massachusetts organizations;
•    headcount ranging mainly between 50 to 200 employees; and
•    the current and 12-month trailing average market capitalization of our company.
Based on this assessment, the 2023 peer group consists of the 2022 peer group with the removal of Pliant Therapeutics, Inc., Seres Therapeutics, Inc., and Kezar Life Sciences, Inc., and the addition of Akebia Therapeutics, Inc., Omeros Corporation, and Rigel Pharmaceuticals, Inc.
In December 2022, the compensation committee adopted the following 2023 peer group for 2023 executive compensation benchmarking for our executive officers.

Akebia Therapeutics, Inc.	MEI Pharma, Inc.
Alpine Immune Sciences, Inc.	Omeros Corporation
Atara Biotherapeutics, Inc.	ORIC Pharmaceuticals, Inc.
Chimerix, Inc.	Rigel Pharmaceuticals, Inc.
CTI BioPharma Corp.	Shattuck Labs, Inc.
Evelo Biosciences, Inc.	Syros Pharmaceuticals, Inc.
G1 Therapeutics, Inc.	VBI Vaccines Inc.
Infinity Pharmaceuticals, Inc.	Vor Biopharma Inc.
Mersana Therapeutics, Inc.
In November 2023, the compensation committee retained Willis Towers Watson to review the 2023 peer group. The 2023 peer group was adjusted to remove larger peer companies and a peer company that no longer existed. Based on this assessment, the 2024 peer group consists of the 2023 peer group with the removal of Alpine Immune Sciences, Inc., Atara Biotherapeutics, Inc., CTI BioPharma Corp., Evelo Biosciences, Inc., Infinity Pharmaceuticals, Inc., Mersana Therapeutics, Inc., and ORIC Pharmaceuticals, Inc., and the addition of C4 Therapeutics, Inc., Cara Therapeutics, Inc., KALA Bio, Inc. Pyxis Oncology, Inc. and Xilio Therapeutics, Inc.
The proposed 2024 peer group consists of 15 companies that are developing therapies for cancer treatment and similar in size to Curis. In December 2023, the compensation committee adopted the following 2024 peer group for 2024 executive compensation benchmarking for our executive officers.

Akebia Therapeutics, Inc.	Pyxis Oncology, Inc.
C4 Therapeutics, Inc.	Rigel Pharmaceuticals, Inc.
Cara Therapeutics, Inc.	Shattuck Labs, Inc.
Chimerix, Inc.	Syros Pharmaceuticals, Inc.
G1 Therapeutics, Inc.	VBI Vaccines Inc.
KALA Bio, Inc.	Vor Biopharma Inc.
MEI Pharma, Inc.	Xilio Therapeutics, Inc.
Omeros Corporation

Process for Determining Executive Compensation
Our president and chief executive officer evaluates the performance of each of the other executive officers at least once annually against established goals and objectives for such executive officer, and also takes into consideration each executive officer’s contribution to the achievement of company goals and objectives. These annual assessments are provided either orally or through a written review. The president and chief executive officer provides recommendations to the compensation committee for all elements of compensation of our other executive officers based upon these evaluations, and the compensation committee considers our president and chief executive officer’s assessments when determining compensation for our executive officers. The compensation committee evaluates the performance of the president and chief executive officer based upon its assessment of his performance, and this assessment is updated at periodic committee meetings, and through recommendations from the chairman of our board of directors (to the extent the chairman of the board is not then also a member of the compensation committee). Our president and chief executive officer does not participate in the determination of his own compensation. Our corporate goals and objectives are established through a process that involves input by our board and all of our executive officers. Members of our management team then regularly report on progress toward the achievement of these goals during our periodic meetings of the board of directors.
For a further discussion of the processes and procedures used by our compensation committee in considering and determining executive and director compensation, see “Executive Officer and Director Compensation Processes” beginning on page 19 of this proxy statement
Elements of Executive Compensation
Key elements of executive officer compensation are as follows:
•    base salary;
•    short-term cash incentives;
•    long-term incentives, including stock option and restricted stock awards;
•    insurance, retirement and other employee benefits; and
•    change in control and severance benefits.
We do not have any formal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation, or among the different forms of non-cash compensation. The compensation committee, after considering information including company performance, individual executive officer performance, the financial condition of the company, benchmarking data, and other market compensation for executive officers at other similarly-sized biotechnology companies, determines what it believes to be the appropriate level and mix of the various compensation components.
Base Salary
Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executive officers. Base salaries for our executive officers are established based on the scope of their responsibilities, periodically taking into account competitive market compensation paid by other companies for similar positions, and the financial condition of the company. Base salaries are reviewed annually, and adjusted from time to time to reflect promotions and to realign salaries with market levels as appropriate.
In January 2023, the compensation committee approved merit increases to the base salaries of each of our named executive officers as follows:
•Mr. Dentzer’s base salary was increased by 3% to $633,500; and
•Ms. Duvall’s base salary was increased by 1.3% to $484,600.

Dr. Zung joined our company in May 2023.
Short-Term Cash Incentives
Pursuant to the terms of their individual employment agreements, each of Mr. Dentzer, Ms. Duvall and Dr. Zung are eligible for a short-term incentive target of 60%, 40% and 40%, respectively, of base salary based on the achievement of specific objectives established by the board and/or compensation committee.
In January 2024, the compensation committee assessed our performance against the 2023 corporate goals and objectives for emavusertib as well as those related to financial runway and human capital. The following achievements, which aligned with our 2023 goals and objectives, were considered:
•resolved the partial clinical hold on our TakeAim Leukemia Phase 1/2 study and established the recommended phase 2 dose a quarter ahead of schedule;
•reactivated our existing clinical sites and expanded into new clinical sites;
•enrolled acute myelogenous leukemia/high risk myelodysplastic syndromes targeted patient populations in monotherapy;
•enrolled primary central nervous system lymphoma, or PCNSL, patients in in our TakeAim Lymphoma Phase 1/2 study;
•presented initial clinical data on PCNSL patients at the 65th American Society of Hematology Annual Meeting and Exposition;
•conducted certain study enrichment strategies and analysis, and manufacturing activities;
•held our 2nd Symposium on Interleukin-1 receptor associated kinase;
•raised $15.1 million in a registered direct offering of our common stock which extended the company’s cash runway; and
•maintained high employee engagement through company meetings and employee engagement activities.
Taking into consideration the compensation committee's assessment of the company's achievement of the 2023 corporate goals and objectives and each executive officer’s individual performance and level of responsibility, the compensation committee awarded cash incentive payments to Mr. Dentzer, Ms. Duvall and Dr. Zung at 110% of each such executive officer’s short-term incentive target in the amount of $418,110, $213,224 and $215,600, respectively.
Long-Term Incentive Program
The compensation committee believes that long-term value creation is achieved through an ownership culture that encourages performance by our executive officers through grants of stock and stock-based awards. We have established our stock compensation plans to provide our employees, including our executive officers, with incentives that align employee interests with the interests of our stockholders. Our Fourth Amended and Restated 2010 Stock Incentive Plan permits the issuance of stock options, restricted stock awards, and other stock-based awards to our employees, directors and consultants.
Stock Options
The compensation committee reviews and approves stock option grants to all of our executive officers. An initial stock option grant is made to our executive officers at the commencement of their employment, and then options are generally granted in annual supplements in conjunction with the review of the company’s overall performance for the prior fiscal year and the individual performance of our executive officers. Grants may also be made following a significant change in job responsibilities or to meet other special retention or performance objectives. The review and approval of stock option awards to executive officers is based upon an assessment of individual performance, a review of each executive officer’s existing long-term incentives and retention considerations. In appropriate circumstances, the compensation committee considers the recommendations of our president and chief executive officer (except with respect to his own compensation) and the chairman of our board of directors (to the extent the chairman of the board is not then also a member of the compensation committee) in determining the long-term compensation for our executive officers. Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant and typically vest with respect to 25% of the shares underlying the award on the first anniversary of the grant date, and as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period, subject to the optionholder continuing to provide services to us on the applicable vesting date.
2023 Stock Option Grants
In January 2023, the compensation committee granted stock options to Mr. Dentzer and Ms. Duvall and in May 2023, Dr. Zung was granted an inducement stock option grant upon commencement of his employment as chief development officer, as set forth in the table below.

Name	Number of Shares Underlying January 2023 Option Grants (1)	Number of Shares Underlying May 2023 Option Grant
James E. Dentzer	50,000	—
Diantha Duvall	25,000	—
Jonathan B. Zung, Ph.D.	—	25,000 (2)

(1)    Such stock options were granted pursuant to our Fourth Amended and Restated 2010 Stock Incentive Plan and have an exercise price per share equal to $14.00, the fair market value of our common stock on the date of grant, and became exercisable as to 25% of the shares underlying the award on January 20, 2024 and shall become exercisable as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period, subject to the optionholder continuing to provide services to us on the applicable vesting date. The stock options will terminate no later than January 19, 2033.
(2)    Such grant was made as an inducement material to Dr. Zung’s acceptance of employment and was granted outside of our Fourth Amended and Restated 2010 Stock Incentive Plan. The option has an exercise price per share equal to $16.60, the fair market value on the date of grant, has a 10 year term and shall become exercisable as to 25% of the shares underlying the award on the first anniversary of the grant date and as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period thereafter, subject to Dr. Zung’s continued service with us on the applicable vesting date.

2024 Stock Option Grants
In January 2024, the compensation committee granted stock options to Mr. Dentzer, Ms. Duvall and Dr. Zung as set forth in the table below.

Name	Number of Shares Underlying January 2024 Option Grants (1)
James E. Dentzer	100,000
Diantha Duvall	39,000
Jonathan B. Zung, Ph.D.	40,700

(1)    Such stock options were granted subject to stockholder approval of the Fifth Amended and Restated 2010 Stock Incentive Plan, have an exercise price per share equal to $11.62, the fair market value of our common stock on the date of grant, and shall become exercisable as to 25% of the shares underlying the award on January 19, 2025 and exercisable as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period, subject to the optionholder continuing to provide services to us on the applicable vesting date. These stock options will terminate and be forfeited if our stockholders do not approve the Fifth Amended and Restated 2010 Stock

Incentive Plan to increase the number of shares authorized for issuance thereunder within 12 months after the grant date; and further provided that each such option will not be exercisable and no common stock will be issued thereunder before the approval of the Fifth Amended and Restated 2010 Stock Incentive Plan by our stockholders. The stock options will terminate no later than January 18, 2034.
Amended and Restated 2010 Employee Stock Purchase Plan
As with all employees of the company, our executive officers are eligible to participate in our Amended and Restated 2010 Employee Stock Purchase Plan, as amended, or the Amended and Restated 2010 ESPP. The Amended and Restated 2010 ESPP will be implemented by consecutive, overlapping 24-month offering periods, each consisting of four six-month purchase periods. Each offering period will begin on June 15 and December 15 of each year, or, if the national stock exchanges and the Nasdaq system are not open on such day, then on the first business day thereafter. The Amended and Restated 2010 ESPP permits employee participants to purchase up to $25,000 per calendar year of company stock through payroll deductions. The price of the stock is 85% of the lower of the fair market value of the stock on the first day of the offering period or the last day of the applicable purchase period.
Other Compensation – Employee Benefits
Our employees, including our executive officers, are entitled to various employee benefits such as medical and dental expense coverage, flexible spending accounts, various insurance programs, an employee assistance program, paid time off, and matching contributions in our 401(k) retirement plan.
Change in Control and Severance Payments
Each of our current named executive officers is party to an agreement that obligates us to make cash payments to such executive officer in the event we terminate the executive officer’s employment without cause, or the executive officer resigns for good reason (each as defined in the applicable agreement or offer letter). We believe that our severance program is aligned with other comparable biotechnology companies and provides our executive officers with income protection in the event of an unplanned separation from employment. In addition, we are also obligated to make cash payments to each of our named executive officers in the event of a change in control.
Our Fourth Amended and Restated 2010 Stock Incentive Plan provides that, unless otherwise provided in the applicable award agreement, all plan participants, including our executive officers, are entitled to accelerated vesting of stock options and/or restricted stock awards upon certain events (including a change in control). In the event that a change in control occurs, 50% of the then-unvested options of each plan participant, including executive officers, would become immediately exercisable, and the restrictions underlying 50% of any restricted stock awards would lapse. This arrangement is a so-called “single trigger” change in control arrangement because it provides for equity acceleration benefits immediately upon a change in control. In the event any executive officer is terminated without cause or resigns for good reason (each as defined in the applicable plan), in each case, within one year after a change in control, then all remaining unvested stock options and restricted stock awards will become fully vested. This arrangement is a so-called “double trigger” change in control arrangement because it provides for equity acceleration benefits in the event of a change in control, the first trigger, followed by an employment termination under specified circumstances, the second trigger. Our Fourth Amended and Restated 2010 Stock Incentive Plan generally defines a change in control as a merger by us with or into another company, or a sale of all or substantially all of our assets.
We provide for these change in control arrangements because we recognize that, as is the case with many publicly-held corporations, the possibility of a change in control of our company exists and such possibility, and the uncertainty and questions which it may raise among our executive officers, could result in the departure or distraction of executive officers to the detriment of our company and our stockholders. As a consequence, our compensation committee determined that it was necessary and appropriate to provide such change in control-related benefits to reinforce and encourage the continued employment and dedication of our executive officers without distraction or interference.

Our change in control and equity acceleration arrangements with our executive officers do not obligate us to make any additional payments to “gross-up” any compensation payable to such executive officers in order to offset income tax liabilities.
For a further description of the foregoing arrangements, see “Summary Compensation Table,” “Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”
Stock Ownership Guidelines
Our compensation committee last considered the implementation of stock ownership guidelines for our executive officers and directors in January 2018. Willis Towers Watson analyzed the proxy filings of our peer group companies and determined that the implementation of stock ownership guidelines was a minority practice within our peer group. Taking into consideration the results of the 2018 evaluation, the compensation committee determined not to implement stock ownership guidelines for our executive officers and directors.
Hedging Policy
In accordance with our insider trading policy, no employee, officer or director may purchase company securities on margin, borrow against company securities held in a margin account, or pledge company securities as collateral for a loan (except pursuant to an exception granted by the company); engage in short sales of company securities; purchase or sell puts, calls or other derivatives based on the company’s securities or purchase financial instruments including prepaid variable forward contracts, equity swaps, collars and exchange funds or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of company securities.
Tax and Accounting Considerations
We account for equity compensation paid to our employees under the rules of Financial Accounting Standards Board Accounting Standard Codification Topic 718, or FASB Codification Topic 718, which rules require us to estimate and record an expense over the service period of any such award. Also generally accepted accounting principles require us to record cash compensation as an expense as services are rendered.
We are generally entitled to a U.S. federal income tax deduction with respect to compensation paid to our service providers, subject to limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, with respect to compensation in excess of $1 million paid in any one year to each of certain of the company’s current and former executive officers. While the compensation committee generally considers the financial accounting and tax implications to us of its executive compensation decisions, neither element was a material consideration in the compensation awarded to our named executive officers in 2023.

Summary Compensation Table
The following table sets forth information regarding compensation paid to or earned by each of our named executive officers for the fiscal years ending December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
James E. Dentzer President and Chief Executive Officer	2023 2022	633,500 615,000	589,000 2,081,805	418,110 276,750	22,368 20,545	(3) (4)	1,662,978 2,994,100
Diantha Duvall Chief Financial Officer (5)	2023 2022	484,600 209,760	294,500 504,252	213,224 61,793	21,197 10,304	(6) (7)	1,013,521 786,109
Jonathan B. Zung, Ph.D. Chief Development Officer (8)	2023	317,115	349,700	215,600	—		882,415

(1)    The amounts in this column reflect the aggregate grant date fair value of awards of stock options granted pursuant to our Fourth Amended and Restated 2010 Stock Incentive Plan or outside of our Fourth Amended and Restated 2010 Stock Incentive Plan as an inducement material to the commencement of employment during the relevant fiscal year, computed in accordance with FASB Codification Topic 718 and other relevant guidance. Assumptions used in the calculation of these amounts are included in footnote 11 to our audited financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K filed with the SEC on February 8, 2024.
(2)    The amounts in this column reflect amounts paid to each of our named executive officers under the short-term cash incentive payments described in our “Compensation Discussion” above.
(3)    Of this amount, $2,568 represents fees paid for personal estate planning and tax preparation, including an associated gross-up payment for applicable taxes, and $19,800 represents a 401(k) matching contribution made by us.
(4)    Of this amount, $3,145 represents fees paid for personal estate planning and tax preparation, including an associated gross-up payment for applicable taxes, and $17,400 represents a 401(k) matching contribution made by us.
(5)    Ms. Duvall joined our company on July 26, 2022 as senior vice president of strategy and began serving as our chief financial officer on August 5, 2022.
(6)    Of this amount, $1,397 represents fees paid for personal estate planning and tax preparation, including an associated gross-up payment for applicable taxes, and $19,800 represents a 401(k) matching contribution made by us.
(7)    Consists entirely of 401(k) matching contributions made by us.
(8)    Dr. Zung began serving as our chief development officer in May 2023.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity awards held by our named executive officers as of December 31, 2023.

Name	Number of Securities Underlying Unexercised Options (#) (1) Exercisable		Number of Securities Underlying Unexercised Options (#) (1) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
James E. Dentzer	—		50,000		—	14.00	1/19/2033
	18,048		23,202		—	61.80	1/27/2032
	11,344		5,156		—	182.80	1/27/2031
	35,156		2,344		—	25.20	3/1/2030
	55,793		—		—	23.20	1/20/2029
	37,500		—		—	32.40	9/25/2028
	8,250		—		—	69.00	1/21/2028
	6,499	(2)	—		—	263.00	2/13/2027
	17,000	(3)	—		—	151.00	3/29/2026

Diantha Duvall	—		25,000		—	14.00	1/19/2033
	8,437	(4)	18,563		—	22.40	7/25/2032

Jonathan B. Zung, Ph.D. (5)	—		25,000	(6)	—	16.60	4/30/2033

(1)    Except as noted in footnote 3, footnote 4, and footnote 6 below, the stock options were granted pursuant to our Amended and Restated 2010 Stock Incentive Plan, or our Amended and Restated 2010 Plan, our Second Amended and Restated 2010 Stock Incentive Plan, or our Second Amended and Restated 2010 Plan, our Third Amended and Restated 2010 Stock Incentive Plan, or our Third Amended and Restated 2010 Plan, or our Fourth Amended and Restated 2010 Stock Incentive Plan, as applicable. Each stock option vests and becomes exercisable as to 25% of the shares underlying the award on the first anniversary of the date of grant and as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period, subject to the optionholder continuing to provide services to us on the applicable vesting date. Such stock options will expire 10 years from date of grant. In the event an executive officer terminates his employment for good reason or we terminate the executive officer without cause, in each case, within one year after a change in control, then all options held by the executive officer would become fully vested upon such termination. In addition, options granted pursuant to our Second Amended and Restated 2010 Plan, our Third Amended and Restated 2010 Plan, and our Fourth Amended and Restated 2010 Stock Incentive Plan will automatically become fully vested upon a termination of employment due to the optionholder’s death or disability.
(2)    Such stock options were granted pursuant to our Second Amended and Restated 2010 Plan and became exercisable as to 25% of the shares underlying the award on January 1, 2018 and vest as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period, subject to the optionholder continuing to provide services to us on the applicable vesting date.
(3)    The stock option granted to Mr. Dentzer was granted pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c)(4) as an inducement equity award outside of our Amended and Restated 2010 Plan, and such grant was made as an inducement material to Mr. Dentzer's acceptance of employment. Such stock option vests and becomes exercisable as to 25% of the shares underlying the award on the first anniversary of the date of grant and as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period, subject to continued service by Mr. Dentzer. Such stock option will expire 10 years from date of grant.
(4)    The stock option granted to Ms. Duvall was granted pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c)(4) as an inducement equity award outside of our Amended and Restated 2010 Plan, and such grant was made as an inducement material to Ms. Duvall's acceptance of employment. Such stock option vests and becomes exercisable as to 25% of the shares underlying the award on the first anniversary of the date of grant and as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period, subject to continued service by Ms. Duvall. Such stock option will expire 10 years from date of grant.

(5)     Dr. Zung began serving as our chief development officer in May 2023.
(6)     The stock option granted to Dr. Zung was granted pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c)(4) as an inducement equity award outside of our Amended and Restated 2010 Plan, and such grant was made as an inducement material to Dr. Zung’s acceptance of employment. Such stock option vests and becomes exercisable as to 25% of the shares underlying the award on the first anniversary of the date of grant and as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period, subject to continued service by Dr. Zung. Such stock option will expire 10 years from date of grant.

Employment Agreements
We are party to the following employment arrangements with our named executive officers.
James E. Dentzer. On September 24, 2018, we entered into a second amended employment agreement with Mr. Dentzer under which he has served as president, chief executive officer, treasurer and secretary (the last two positions he held until March 2019), which agreement further amended his March 29, 2016 employment agreement, as amended on March 7, 2017 and March 21, 2018. Mr. Dentzer’s then current base salary, which is subject to annual review by the board and/or compensation committee, was set at $495,000 per annum. Mr. Dentzer’s agreement also provides for four weeks paid vacation and for reimbursement of specified expenses related to his estate planning and tax preparation up to an annual maximum of $10,000, for which an associated gross-up payment for applicable taxes is also provided. Mr. Dentzer is entitled to participate in our medical and other benefits programs, and may be entitled to receive an annual bonus of up to 60% of his base salary based on the achievement of specific objectives established by the board and/or compensation committee. Mr. Dentzer is also entitled to receive severance benefits under the agreement in the event of his termination by us without cause (after 30 days’ notice) or by him for good reason (each as defined in the agreement) comprising (i) twelve months’ pay at his then-current base salary, (ii) a portion of the same year’s target bonus, pro-rated to reflect the portion of the year elapsed, and (iii) a portion of his COBRA premiums for up to twelve months. In the event of his termination by us or the surviving entity without cause (after 30 days’ notice) or by him for good reason, in each case, within 12 months following a change in control (as defined in the agreement), Mr. Dentzer will receive (i) an amount equal to twice the sum of (x) his then-current base salary and (y) his target bonus for the year of termination, and (ii) a portion of the same year’s target bonus, pro-rated to reflect the portion of the year elapsed, and (iii) a portion of his COBRA premiums for up to 24 months. The second amended employment agreement also provides for a limitation on payments under the agreement if limiting the payments would leave Mr. Dentzer in a better net position than bearing the tax penalties under Section 280G of the Code. For a description and quantification of such severance and change in control benefits, see “Potential Payments Upon Termination or Change in Control.” In addition, the agreement provides for certain indemnification provisions. For a description of such indemnification provisions, see “Indemnification of Executive Officers.”
Diantha Duvall. On August 4, 2022, we entered into an employment agreement with Ms. Duvall under which she began serving as our chief financial officer on August 5, 2022. Ms. Duvall’s then-current base salary, which is subject to annual review by the board and/or the compensation committee, was set at $478,400 per annum. Ms. Duvall’s agreement also provides for three weeks paid vacation per year and for reimbursement of specified expenses related to her estate planning and tax preparation up to an annual maximum of $7,500 for which an associated gross-up payment for applicable taxes is also provided. Ms. Duvall is entitled to participate in our medical and other benefits program, and may be entitled to receive an annual bonus based on the achievement of specific objectives established by the board and/or compensation committee at a target bonus rate of 40% of her annual base salary, to be paid in the form of cash or capital stock. Ms. Duvall is also entitled to receive severance benefits under the agreement in the event of her termination by us without cause (after 30 days’ notice) or by her for good reason (as defined in the agreement) comprising (i) nine months’ pay at her then-current base salary, (ii) a portion of the same year’s target bonus, pro-rated to reflect the portion of the year elapsed, and (iii) a portion of her COBRA premiums for up to nine months. In the event of her termination by us or the surviving entity without cause (after 30 days’ notice) or by her for good reason, in each case, within 12 months following a change in control (as defined in the agreement), Ms. Duvall will be entitled to receive (i) an amount equal to the sum of (x) her base salary and (y) her full target bonus for the year of termination, (ii) a portion of the same year’s target bonus, pro-rated to reflect the portion of the year elapsed, and (iii) a portion of her COBRA premiums for up to 12 months. The employment agreement also provides for a limitation on payments under the agreement if limiting the payments would leave Ms. Duvall in a better net position than bearing the tax penalties under Section 280G of the Code. For a description and quantification of such severance and change in control benefits, see “Potential Payments Upon Termination or Change in Control.” In addition, the agreement provides for certain indemnification provisions. For a description of such indemnification provisions, see “Indemnification of Executive Officers.”
Jonathan B. Zung, Ph.D. On November 1, 2023, we entered into an amended and restated employment agreement with Dr. Zung, which agreement further amended his May 1, 2023 employment agreement under which he began serving as our chief development officer. Dr. Zung’s then-current base salary, which is subject to annual review by the board and/or the compensation committee, was set at $490,000 per annum. Dr. Zung’s agreement also provides for three weeks paid vacation per year and for reimbursement of specified expenses related to his estate planning and tax preparation up to an annual maximum of $7,500 for which an associated gross-up payment for applicable taxes is also provided. Dr. Zung is entitled to participate in our medical and other benefits program, and may be entitled to receive an annual bonus based on the achievement of specific objectives established by the board and/or compensation committee at a target bonus rate of 40% of his annual base salary, to be paid in the form of cash or capital stock. Dr. Zung is also entitled to receive severance benefits under the agreement in the event of his termination by us without cause (after 30 days’ notice) or by him for good reason (as defined in the agreement) comprising (i) nine months’ pay at his then-current base salary, (ii) a portion of the same year’s target bonus, pro-rated to reflect the portion of the year elapsed, and (iii) a portion of his COBRA premiums for up to nine months. In the event of his termination by us or the surviving entity without cause (after 30 days’ notice) or by him for good reason, in each case, within 12 months following a change in control (as defined in the agreement), Dr. Zung will be entitled to receive (i) an amount equal to the sum of (x) his base salary and (y) his full target bonus for the year of termination, (ii) a portion of the same year’s target bonus, pro-rated to reflect the portion of the year elapsed, and (iii) a portion of his COBRA premiums for up to 12 months. The employment agreement also provides for a limitation on payments under the agreement if limiting the payments would leave Dr. Zung in a better net position than bearing the tax penalties under Section 280G of the Code. For a description and quantification of such severance and change in control benefits, see “Potential Payments Upon Termination or Change in Control.” In addition, the agreement provides for certain indemnification provisions. For a description of such indemnification provisions, see “Indemnification of Executive Officers.”
Indemnification of Executive Officers
Our Restated Certificate of Incorporation provides indemnification of our executive officers for any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action or claim by or in the right of the company) by reason of the fact that such person serves as an executive officer, to the maximum extent permitted by the General Corporation Law of Delaware. The Restated Certificate of Incorporation further provides that executive officers may be entitled to additional indemnification, under any agreement or vote of the directors.
Each of our executive officer employment agreements also provides that we will indemnify each such executive officer for claims arising in his or her capacity as our executive officer, provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, our best interests. With respect to any criminal proceeding, the executive officer must have had no reasonable cause to believe that the conduct was unlawful. If the claim is brought by us or on our behalf, we will not be obligated to indemnify the executive officer if the executive officer is found liable to us, unless the court determines that, despite the adjudication of liability, in view of all the circumstances of the case the executive officer is fairly and reasonably entitled to be indemnified. In the event that we do not assume the defense of a claim against the executive officer, we are required to advance his or her expenses in connection with his or her defense, provided that he or she undertakes to repay all amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified by us. We will require that any successor to our business assumes and agrees to perform our obligations under the indemnification provisions, which remain in effect until the later of (i) six years after the executive officer has ceased to be an employee or officer of the company or (ii) the date any legal proceedings begun during that period have concluded.

In connection with our indemnification obligations, we have and intend to maintain director and officer liability insurance, if available.
Potential Payments Upon Termination or Change in Control
Each of the above-described employment agreements with our current named executive officers provides that in the event we terminate the executive officer’s employment without cause or if the executive officer resigns for good reason (each as defined in the agreements), the executive officer will receive: (1) continuation of his or her then base salary or a portion thereof for the periods and amounts described in the table below, (2) a payment equal in amount to his or her target bonus payment pro-rated for the portion of the year elapsed, and (3) payment of a portion of the executive officer’s COBRA premiums, which is calculated as the difference between the COBRA premium and the amount paid by the employee for medical/dental insurance, for the periods and amounts described in the table below. If the executive officer is terminated without cause or resigns for good reason, in each case, within 12 months after a change in control of the company, the executive officer will receive:
•    in the case of Mr. Dentzer, (1) an amount equal to twice the sum of (x) his base salary and (y) his target bonus for the year of termination, for the periods and amounts described in the table below, (2) a portion of the same year’s target bonus, and (3) payment of a portion of Mr. Dentzer’s COBRA premiums, for the periods and amounts described in the table below,
•    in the case of Ms. Duvall, (1) an amount equal to the sum of (x) her base salary and (y) her target bonus for the year of termination, for the periods and amounts described in the table below, (2) a portion of the same year’s target bonus, and (3) payment of a portion of her COBRA premiums, for the periods and amounts described in the table below, and
•    in the case of Dr. Zung, (1) an amount equal to the sum of (x) his base salary and (y) his target bonus for the year of termination, for the periods and amounts described in the table below, (2) a portion of the same year’s target bonus, and (3) payment of a portion of his COBRA premiums, for the periods and amounts described in the table below.
Each of the above-described employment agreements also provides for a limitation on payments under the agreement if limiting the payments would leave the executive in a better net position than bearing the tax penalties under Section 280G of the Code. In order for our executive officers to receive these severance payments, the executive officer must execute a general release of all claims against the company, its employees, officers, directors and agents in a form acceptable to us.
Pursuant to the terms of our Amended and Restated 2010 Plan, as amended, our Second Amended and Restated 2010 Plan, our Third Amended and Restated 2010 Plan, as amended, and our Fourth Amended and Restated 2010 Stock Incentive Plan, unless otherwise provided in the applicable award agreement, at the time of a change in control, 50% of the then-unvested options to purchase our common stock held by each plan participant, including executive officers, would become immediately exercisable and the forfeiture restriction on all outstanding restricted stock awards would lapse with respect to 50% of the number of shares that otherwise would have first become free from such forfeiture restrictions after the date of the change in control. In addition, in the event an executive officer terminates his or her employment for good reason (as defined in the applicable plan) or we terminate the executive officer without cause (as defined in the applicable plan), in each case, within 12 months after such change in control, then all remaining unvested options and restricted stock held by the executive officer would become fully vested and/or free of all forfeiture restrictions, as applicable. Pursuant to the terms of Ms. Duvall’s Inducement Stock Option Agreement, in the event of a change in control, 50% of the then unvested options held by Ms. Duvall would become immediately exercisable, and in the event Ms. Duvall terminates her employment for good reason or we terminate Ms. Duvall without cause, in each case, within 12 months after a change in control, then all options held by Ms. Duvall would become fully vested upon such termination. Pursuant to the terms of Dr. Zung’s Inducement Stock Option Agreement, in the event of a change in control, 50% of the then unvested options held by Dr. Zung would become immediately exercisable, and in the event Dr. Zung terminates his employment for good reason or we terminate Dr. Zung without cause, in each case, within 12 months after a change in control, then all options held by Dr. Zung would become fully vested upon such termination.
Pay Versus Performance

The following tables and related disclosures provide information about (i) the “total compensation” of our chief executive officer, who is our principal executive officer (“PEO”), and our other named executive officers (the “Other NEOs”) as presented in the Summary Compensation Table on page 30 (the “SCT Amounts”), (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules (the “CAP Amounts”), (iii) certain financial performance measures, and (iv) the relationship of the CAP Amounts to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance. For a discussion of how the compensation committee seeks to align pay with performance when making compensation decisions, see "Compensation Discussion" beginning on page 23.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Income ($)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2023	1,662,978	2,419,423	947,968	923,594	(92)%	(47,413)
2022	2,994,100	(2,263,686)	1,108,602	(115,985)	(93)%	(56,672)
2021	3,390,187	348,483	1,700,980	651,489	(42)%	(45,436)

(1)    James E. Dentzer, our chief executive officer, was PEO for all years in the table. For fiscal year 2023, Other NEOs were Diantha Duvall, our chief financial officer; and Jonathan B. Zung, who began serving as our chief development officer in May 2023. For fiscal year 2022, Other NEOs were William E. Steinkrauss, our chief financial officer until August 4, 2022, Ms. Duvall and Robert E. Martell, our chief scientific officer, who ceased serving as an executive officer in May 2023 when he stopped acting as our head of research and development and began serving as our chief scientific officer at 20% time commitment. For fiscal year 2021, Other NEOs were Mr. Steinkrauss and Dr. Martell.
(2)    The following table summarizes the adjustments made in accordance with Item 402(v) of Regulation S-K in order to calculate the CAP Amounts from the SCT Amounts. The SCT Amounts and the CAP Amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act.
(3)    Shareholder return provides the value of common stock as of December 31, 2023, December 31, 2022, and December 31, 2021 assuming $100 was invested in our common stock after the market closed on December 31, 2020.

Adjustments*	2023
	PEO ($)	Other NEOs** ($)
SCT Amounts	1,662,978	947,968
(Subtraction): Aggregate value for stock awards and option awards included in SCT Amounts for the covered fiscal year	(589,000)	(322,100)
Addition: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	535,931	267,966
Addition (Subtraction): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	49,808	15,063
Addition: Vesting date fair value of awards granted and vested during the covered fiscal year	—	—
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	759,706	14,697
(Subtraction): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	—
Addition: Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to vesting if not otherwise included in the total compensation for the covered fiscal year	—	—
CAP Amounts (as calculated)	2,419,423	923,594

* Valuation assumptions used to calculate fair values did not materially differ from those used to calculate fair values at the time of grant as reflected in the SCT Amounts.
** Amounts presented are averages for the entire group of Other NEOs.
We are a small biotechnology company and have yet to generate any significant revenues or become profitable. In addition, our stock price often fluctuates and our stock price volatility is subject to financial, economic and market conditions that may be outside of our control. We have not established any financial performance measures to link executive compensation actually paid to our PEO and Other NEOs to company performance. The compensation committee utilizes a pay-for-performance philosophy in determining the compensation of our PEO and Other NEOs.
The compensation that we pay to our PEO and Other NEOs reflects our primary compensation objectives of attracting and retaining key executive officers critical to our long-term success, recognizing and rewarding overall company performance and each executive officer’s individual performance and level of responsibility and continuing to align our executive officers’ incentives with stockholders’ interests. Cash compensation, including annual cash bonus incentives, is a basic element of our executive officers’ total compensation. In addition, a significant portion of our executive officers’ realizable compensation is tied to the performance of our company and our stock price. We believe stock-based compensation aligns our executive officers’ interest and our stockholders’ interest in incentivizing our executive officers to achieve performance objectives and to create long-term stockholder value. If our executive officers are unable to create long-term stockholder value and the price of our stock declines, then the realizable value of such executive officer’s long-term stock-based compensation also declines. Consistent with its pay-for-performance philosophy, the compensation committee may elect to decrease any executive officer’s compensation, or take other corrective or remedial steps, for non-performance.
The following charts are a comparison of executive compensation actually paid to our PEO and the average executive compensation actually paid to the Other NEOs as compared to our (1) cumulative total shareholder return, or TSR, and (2) net income.

Director Compensation
The following table sets forth a summary of the compensation earned by our non-employee directors in 2023:

Name	Fees Earned or Paid In Cash ($)	Option Awards ($) (1) (2)	All Other Compensation ($)	Total ($)
Anne E. Borgman, M.D.	50,000	53,702	—	103,702
Martyn D. Greenacre	105,000	53,702	—	158,702
John A. Hohneker, M.D.	52,500	53,702	—	106,202
Kenneth I. Kaitin, Ph.D.	72,500	53,702	—	126,202
Marc Rubin, M.D.	70,000	53,702	—	123,702

(1)        The amounts in this column reflect the grant date fair value of awards made to such individual in accordance with FASB Codification Topic 718 and other relevant guidance, excluding forfeitures, for awards in 2023 pursuant to our Fourth Amended and Restated 2010 Stock Incentive Plan. Assumptions used in the calculation of these amounts are included in footnote 11 to our audited financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K filed with the SEC on February 8, 2024.
(2)        At December 31, 2023, each of our then-serving non-employee directors held options to purchase shares of our common stock as follows:

Director	Aggregate Number of Stock Options
Anne E. Borgman	5,500
Martyn D. Greenacre	30,350
John A. Hohneker, M.D.	9,750
Kenneth I. Kaitin, Ph.D.	30,350
Marc Rubin, M.D.	30,350

In January 2023 and 2024, respectively, our board of directors approved the following director cash compensation policy, consistent with past policies:
Each of our non-employee directors receives an annual retainer of $45,000, and the chair of the board receives an additional annual retainer of $35,000. In addition, members of each of the following standing committees of the board are also paid the following additional annual retainers:
•    $10,000 – Audit Committee;
•    $7,500 – Compensation Committee; and
•    $5,000 – Nominating and Corporate Governance Committee.
The chair of each of the following standing committees of the board is also paid, in addition to his or her retainer as a member of such committee, an additional annual retainer as follows:
•    $10,000 – Audit Committee;
•    $7,500 – Compensation Committee; and
•    $5,000 – Nominating and Corporate Governance Committee.
In January 2024, each of our non-employee directors received a stock option award of 4,250 shares of common stock. Such stock option awards were granted subject to stockholder approval of the Fifth Amended and Restated 2010 Stock Incentive Plan, vest and become exercisable as to 100% of the underlying shares on January 20, 2025, the first anniversary of the date of grant, subject to the director’s continued service, have a term of ten years and are granted at the fair market value on the last trading date before the date of grant.
These stock options will terminate and be forfeited if our stockholders do not approve the Fifth Amended and Restated 2010 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder within 12 months after the grant date; and further provided that each such option will not be exercisable and no common stock will be issued thereunder before the approval of the Fifth Amended and Restated 2010 Stock Incentive Plan by our stockholders.

Indemnification of Directors
Our Restated Certificate of Incorporation provides indemnification of our directors for any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action or claim by or in the right of the company) by reason of the fact of that such person serves as a director, to the maximum extent permitted by the General Corporation Law of Delaware. The Restated Certificate of Incorporation further provides that directors may be entitled to additional indemnification, under any agreement or vote of the directors.
We have entered into indemnification agreements with each of our non-employee directors. The indemnification provisions apply to each such director and state that we will indemnify him or her for claims arising in his or her capacity as our director, provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, our best interests. With respect to any criminal proceeding, the director must have no reasonable cause to believe that the conduct was unlawful. If the claim is brought by us or on our behalf, we will not be obligated to indemnify the director if the director is found liable to us, unless the court determines that, despite the adjudication of liability, in view of all the circumstances of the case, the director is fairly and reasonably entitled to be indemnified. In the event that we do not assume the defense of a claim against the director, we are required to advance his or her expenses in connection with his or her defense, provided that he or she undertakes to repay all amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified by us. We will require that any successor to our business assumes and agrees to perform our obligations under the indemnification provisions. For a discussion of our indemnification arrangements with Mr. Dentzer, see “Indemnification of Executive Officers.” In connection with our indemnification obligations, we have and intend to maintain director and officer liability insurance, if available on reasonable terms.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2023 regarding compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	688,771	$45.64	316,543	(1)
Equity compensation plans not approved by security holders (2)	152,109	$56.35	N/A
Total	840,880	$47.58	316,543

(1)    Comprising 289,912 shares available for grant under our Fourth Amended and Restated 2010 Stock Incentive Plan and 26,631 shares available for sale under our Amended and Restated 2010 ESPP.  The 2010 Employee Stock Purchase Plan was approved by our stockholders in June 2010 and was amended to increase the number of shares authorized for issuance thereunder to 100,000 shares at our 2017 annual meeting (as adjusted for our 1-for-20 reverse stock split of our common stock effected on September 28, 2023). Our 2010 Stock Incentive Plan was approved by our stockholders in June 2010, our Amended and Restated 2010 Plan was approved by our stockholders in May 2013, an amendment to increase the number of shares authorized for issuance under our Amended and Restated 2010 Plan was approved by our stockholders in May 2015, our Second Amended and Restated 2010 Plan was approved by our stockholders in May 2017, our Third Amended and Restated 2010 Plan was approved by our stockholders in May 2018, an amendment to increase the number of shares authorized for issuance under our Third Amended and Restated 2010 Plan was approved by our stockholders in May 2019, and a second amendment to increase the number of shares authorized for issuance under our Third Amended and Restated 2010 Plan was approved by our stockholders in June 2020. Our Fourth Amended and Restated 2010 Stock Incentive Plan was approved by our stockholders in May 2021 to increase the number of shares authorized for issuance pursuant thereto to 1,159,500 (as adjusted for our 1-for-20 reverse stock split of our common stock effected on September 28, 2023).
(2)    Represents option awards granted to new employees outside of our stock incentive plans, each as a material inducement to such employee’s acceptance of employment. Each such grant was approved by our compensation committee pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c)(4) and disclosed in a press release. Inducement option awards have an exercise price equal to the closing price of our common stock on the date of the grant. Typically, such inducement stock option awards vest with respect to 25% of the shares underlying the award on the first anniversary of the employee’s date of hire, and as to an additional 6.25% of the shares underlying the award at the end of each subsequent three-month period, subject to the optionholder continuing to provide services to us on the applicable vesting date.

Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2023, the members of our compensation committee were Dr. Hohneker, Dr. Kaitin, and Dr. Rubin (Chair).
During the fiscal year ended December 31, 2023, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that had one or more of its executive officers serving as a member of our board of directors or our compensation committee.
PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. At the 2023 annual meeting, our stockholders approved, on an advisory, non-binding basis, an annual advisory vote on the compensation of our executive officers. In accordance with the results of this vote, our board of directors determined to implement an advisory vote on the compensation of our executive officers every year until the next vote in 2029 on the preferred frequency of such advisory votes.
We held our most recent “say-on-pay” advisory stockholder vote on the compensation of our executive officers at the 2023 annual meeting. This advisory vote was supported by our stockholders with approximately 90.5% of the voted shares voting “for” such proposal. Our compensation committee considered the results of this advisory stockholder vote in determining the compensation for our executive officers in 2024. The compensation committee continues to believe that its pay-for-performance philosophy in determining the compensation of executive officers, as further described herein, best achieves the desired alignment of our compensation objectives.

Our executive compensation programs are designed to attract and retain key executive officers critical to our long-term success, to recognize and reward overall company performance and each executive officer’s individual performance and level of responsibility, as well as to align our executive officers’ incentives with stockholders’ interests. Cash compensation, including annual cash bonus incentive, is a basic element of our executive officers’ total compensation. In addition, a significant portion of our executive officers’ realizable compensation is tied to the performance of our company and our stock price. We believe stock-based compensation aligns our executive officers’ interest and our stockholders’ interest in incentivizing our executive officers to achieve performance objectives and to create long-term stockholder value. If our executive officers are unable to create long-term stockholder value and the price of our stock declines, then the realizable value of such executive officer’s long-term stock-based compensation also declines. Consistent with its pay-for-performance philosophy, our compensation committee may elect to decrease any executive officer’s compensation, or take other corrective or remedial steps, for non-performance.

The “Executive and Director Compensation” section of this proxy statement beginning on page 23, describes in detail our executive compensation programs and the decisions made by the compensation committee and our board of directors with respect to the fiscal year ended December 31, 2023.
Our board of directors is asking stockholders to approve, on an advisory basis, a non-binding vote on the following resolution:
RESOLVED, that the compensation paid to Curis’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by us or our board of directors (or any committee thereof), create or imply any change to our fiduciary duties or those of our board of directors (or any committee thereof), or create or imply any additional fiduciary duties for us or our board of directors (or any committee thereof). However, our compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
Board Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS PROPOSAL.

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2002. The PricewaterhouseCoopers LLP audit engagement partner rotates every five years. Although stockholder approval of the audit committee’s appointment of PricewaterhouseCoopers LLP is not required by law, the board and the audit committee believe that it is advisable to give stockholders an opportunity to ratify this appointment. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the audit committee will reconsider the matter. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting to respond to appropriate questions and to make a statement if he or she so desires.

Board Recommendation
OUR BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS CURIS’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024 IS IN THE BEST INTERESTS OF CURIS AND OUR STOCKHOLDERS AND THEREFORE, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 4 — APPROVAL OF THE FIFTH AMENDED AND RESTATED
2010 STOCK INCENTIVE PLAN
Why We Are Requesting Stockholder Approval
We are asking stockholders to approve the fifth amendment and restatement of the Curis, Inc. 2010 Stock Incentive Plan (the “Amended Plan”). The Amended Plan amends and restates the Fourth Amended and Restated 2010 Stock Incentive Plan (the “Current Plan”) to, among other things, increase the number of shares available for issuance under the plan and increase the per participant limit on the number of shares subject to awards that can be granted annually to participants in the plan. Our board of directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating the best talent in what is a competitive labor market. Central to these objectives is our equity-based compensation program, which is consistent with our compensation philosophy and the compensatory practices of other companies in our peer group and other companies that we compete with for talent. We and our board of directors understand that our equity-compensation needs must be balanced against the dilutive effect of such programs on our stockholders. To that end, and based on careful weighing of these considerations, as more fully described below, on March 25, 2024 (the “Board Approval Date”), upon the recommendation of the compensation committee, and subject to stockholder approval, the board of directors adopted the Amended Plan.
The Current Plan is our existing equity incentive plan, which was originally approved by the board of directors on April 6, 2010 and by our stockholders on June 3, 2010. Since 2010, the plan has been amended and/or restated to increase the shares available under the plan and make certain other changes as approved by our stockholders at our 2013, 2015, 2017, 2018, 2019, 2020 and 2021 annual meetings of stockholders. The aggregate share limit authorized for issuance under the Current Plan is 1,159,500 shares of our common stock (as adjusted for our 1-for-20 reverse stock split of our common stock effected on September 28, 2023).
The Amended Plan increases the share pool under the Current Plan by 942,100 shares of common stock, increases the per-participant limit by 440,000 shares of common stock, increases the limit on the maximum annual compensation payable to non-employee directors by $100,000, and adds a clawback provision that confirms a participant agrees to be bound by any clawback policy of ours whether in effect now or in the future. If approved, the new shares reserved under the Amended Plan would represent approximately 16% of our 5,894,085 outstanding shares as of March 25, 2024. Our board of directors believes the proposed dilution to stockholders as a result of this increase is judicious and sustainable and, importantly, critical to meet our business goals.
When the Current Plan was approved by our stockholders in 2021, we expected that the share pool under the Current Plan would allow us to continue to grant equity awards (other than to newly hired employees who will receive grants pursuant to the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to the extent eligible) at our historic rates through 2023. As expected, the remaining share pool under the Current Plan is insufficient to meet our equity compensation needs. See, in this regard, the discussion below regarding 2024 Contingent Option Awards.
We have relied on the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to grant nonstatutory stock options (“Inducement Awards”) to all of our newly hired employees who are eligible under the Nasdaq rules to receive such grants. Because the number of shares available for issuance under the Current Plan has been (and the number of shares available under the Amended Plan will be, if the plan is approved) carefully calibrated to enable us to make equity grants to our current employees, we expect to continue using Inducement Awards for all of our new-hire employee equity grants.
The following table includes information, as of March 25, 2024, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of common stock may be issued. This includes shares subject to outstanding awards under the Current Plan, Inducement Awards, the number of shares of common stock available under the Current Plan as of March 25, 2024 not taking into account the Contingent Option Awards (as defined below), and the number of Contingent Option Awards, but does not include shares issuable under our Amended and Restated 2010 Employee Stock Purchase Plan.

Number of outstanding stock options	1,112,388
Weighted average exercise price of outstanding stock options	$38.07
Weighted average remaining contractual term of outstanding stock options (years)	2.99
Number of outstanding shares of restricted stock	110,500
Shares available under the Current Plan as of March 25, 2024 not taking into account the Contingent Option Awards	14,902
Number of shares subject to Contingent Option Awards	200,950
New shares requested for approval pursuant to the Amended Plan	942,100
Estimated total number of shares available for the grant of new awards under all equity-based compensation plans, assuming stockholder approval of the Amended Plan (reduced by number of shares subject to Contingent Option Grants)	756,052
Number of shares of common stock outstanding	5,894,085
As of March 25, 2024, there were no outstanding restricted stock units, stock appreciation rights, or other stock-based awards.
We expect that the proposed share pool under the Amended Plan will allow us to continue to grant equity awards (other than to newly hired employees, who will generally receive Inducement Awards to the extent eligible) at our historic rates for approximately two years, but the actual duration of the share pool may vary based on changes in participation, the company’s stock price and market practice.
We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. The Current Plan will expire on May 14, 2028. If the Amended Plan is not approved by our stockholders, the Contingent Option Awards will automatically terminate and we will not be able to make equity incentive awards to meet our retention needs in a highly competitive market, which could have an adverse impact on our business. Further, if the Amended Plan is not approved, we could be forced to increase cash compensation, which will reduce the resources we are able to allocate to meeting our business needs and objectives. Therefore, the approval of the Amended Plan is vital to our future success.
If this proposal is approved by our stockholders, we intend to register the additional shares reserved for issuance under the Amended Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

Our board of directors believes approval of the Amended Plan is in the best interests of Curis and its stockholders and recommends a vote “FOR” the approval of the Amended Plan.

Following below is a discussion of:

•Highlights of the Amended Plan;
•Reasons Why Stockholders Should Approve the Amended Plan;
•Information Regarding Overhang and Dilution; and
•Description of the Amended Plan.

Highlights of the Amended Plan
The Amended Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices. These features are highlighted below and are more fully described in the summary of the Amended Plan further below in this proposal as well as in the copy of the Amended Plan in Appendix A to this proxy statement.
No Evergreen. The Amended Plan does not include an “evergreen” or other provision that automatically increases the number of shares available for grant under the plan and therefore any increase to the maximum share reserve in the Amended

Plan is subject to approval by our stockholders, allowing our stockholders to have a say in our equity compensation programs.
Fungible Share Pool. Full-value awards count against the shares available for grant under the Amended Plan as 1.3 shares for each share of our common stock subject to the award.
Clawback Policy. In accepting an Award under the Amended Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future.
Minimum Vesting Provisions. The Amended Plan requires that all awards granted on or after May 15, 2018 have a minimum vesting period of at least one year, unless the award is granted in lieu of salary, bonus or other compensation earned by a participant, and, provided, that up to 5% of the maximum number of authorized shares available for issuance under the Amended Plan may be granted without regard to the minimum vesting limitations.
No Liberal Share Recycling. The Amended Plan prohibits the re-granting of shares withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding obligations and shares repurchased on the open market using proceeds from the exercise of an award.
Per-Participant Limit. The Amended Plan provides a plan participant limit of 500,000 shares per calendar year.
No Repricing of Awards. The Amended Plan prohibits the direct or indirect repricing of stock options or stock appreciation rights (“SARs”) without stockholder approval.
No Discounted Stock Options or SARs. All stock options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.
No Dividend Equivalents on Stock Options or SARs. No stock options or SARs granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.
Dividends and Dividend Equivalents on Restricted Stock, Restricted Stock Units and Other-Stock Based Awards Not Paid Until Award Vests. Any dividends or dividend equivalents paid with respect to restricted stock, restricted stock units (“RSUs”) or other stock-based awards will be subject to the same restrictions on transfer and forfeitability as the award with respect to which they are paid.
Limit on Non-Employee Director Compensation.  The maximum value (calculated based on grant date fair value for financial reporting purposes) of shares of common stock subject to awards granted in any calendar year to any individual non-employee director, together with the amount of any cash compensation paid to such individual non-employee director in such calendar year may not exceed $500,000 in the aggregate.
Material Amendments Require Stockholder Approval. Stockholder approval is required prior to an amendment of the Amended Plan that would (i) materially increase the number of shares authorized (other than as provided under the Amended Plan with respect to certain corporate events or substitute awards), (ii) expand the types of awards that may be granted or (iii) materially expand the class of participants eligible to participate.
Term of the Amended Plan. The Amended Plan provides for a term that expires on May 14, 2028.

Reasons Why Stockholders Should Approve the Amended Plan

Incentivizes, Retains and Motivates Talent. It is critical to our success that we incentivize, retain and motivate the best talent in what is a competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees.

Aligns with Our Pay-for-Performance Compensation Philosophy. We believe that equity-based compensation is inherently performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not receive any compensation in respect of stock options and would receive lower compensation than intended in respect of restricted stock.
Aligns Employee and Director Interests with Stockholder Interests. Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and non-employee directors with the interests of our stockholders. If the Amended Plan is approved by our stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders.
Consistent with Stockholder Interests and Sound Corporate Governance. As described under the heading “Highlights of the Amended Plan” and more thoroughly below, the Amended Plan was purposefully designed to include features that are consistent with the interests of our stockholders and sound corporate governance practices.

2024 Contingent Option Awards
On January 19, 2024, in connection with our annual compensation review, our compensation committee approved the grant of stock options to certain of our executive officers. In addition, on January 20, 2024, our board of directors approved the grant of stock options to each of our directors. These stock option grants, referred to as the Contingent Option Awards, were approved subject to and contingent upon approval by our stockholders of the Amended Plan. The Contingent Option Awards granted to our executive officers are intended to create further incentives for our executive officers to increase stockholder value over time through stock price growth, thereby aligning our executives’ interests with those of our stockholders. The Contingent Option Awards granted to our directors were granted as additional compensation for service on the board of directors. If the stockholders do not approve the Amended Plan, the Contingent Option Awards will be automatically cancelled and will have no further force or effect. Except as set forth in the table below, no officers or employees have received Contingent Option Awards. The Contingent Option Awards are summarized below:

Name	Number of Shares Underlying January 2024 Contingent Option Awards (1)
James E. Dentzer President and Chief Executive Officer	100,000
Jonathan Zung, Ph.D. Chief Development Officer	40,700
Diantha Duvall Chief Financial Officer	39,000
Total Contingent Option Awards to Executive Officers	179,700

Martyn D. Greenacre Chairman of the Board of Directors	4,250
Anne E. Borgman Director	4,250
John A. Hohneker Director	4,250
Kenneth I. Kaitin Director	4,250
Marc Rubin Director	4,250
Total Contingent Option Awards to Non-Employee Directors	21,250

Information Regarding Overhang and Dilution
In developing our share request for the Amended Plan and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate.”
Overhang is a measure of potential dilution, which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for the grant of future awards, divided by the sum of (a) the total number of shares underlying all equity awards outstanding, (b) the total number of shares available for the grant of future awards and (c) the number of shares of common stock outstanding for the respective reporting period. As of March 25, 2024, there were 1,112,388 shares underlying all stock options outstanding, 14,902 shares available under the Current Plan for future awards (not taking into account the Contingent Option Awards), and 5,894,085 shares of common stock outstanding. Accordingly, our overhang at March 25, 2024 was 16%. If the 942,100 shares proposed to be authorized for grant under the Amended Plan (including the shares subject to the Contingent Option Awards) are included in the calculation, our overhang on March 25, 2024 would have been 28%.
Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2023, 2022 and 2021 calendar years, as well as an average over those years.

Calendar Year	Awards Granted (#)	Basic Weighted Average Number of Shares of Common Stock Outstanding (#)	Gross Burn Rate (1)
2023	358,430	5,293,294	7%
2022	205,690	4,669,626	4%
2021	64,292	4,578,458	1%
Three-Year Average	209,471	4,847,126	4%

(1) We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of shares of common stock outstanding.

Equity Compensation Plan Information
For more information on our equity compensation plans, please see the section titled “Executive and Director Compensation—Securities Authorized for Issuance Under Equity Compensation Plans” contained elsewhere in this proxy statement.

Description of the Amended Plan
The following is a brief summary of the Amended Plan, a copy of which is attached as Appendix A to this proxy statement. Please note that the following summary describes the Amended Plan, as opposed to the Current Plan. References to the board of directors in this summary shall include the compensation committee or any officers of the company to the extent that our board of directors has delegated its powers or authority under the Amended Plan to such committee or officer, in accordance with the Amended Plan.
For purposes of this proposal and except where the context otherwise requires, the term “company” and similar terms shall include any of the company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended (referred to as the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the company has a controlling interest, as determined by the board of directors.

Types of Awards; Shares Available for Awards; Sublimits; Share Counting Rules
The Amended Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, SARs, restricted stock, RSUs, other stock-based awards, cash awards, and performance awards as described below, which we refer to, collectively, as Awards.
Subject to adjustment in the event of stock splits, stock dividends and other similar events, Awards may be made under the Amended Plan (any or all of which Awards may be in the form of incentive stock options) for up to 2,101,600 shares of common stock, $0.01 par value per share, of the company. Shares of common stock issued under the Amended Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
The Amended Plan provides that, subject to adjustment in the event of stock splits, stock dividends and other similar events, the maximum number of shares of common stock with respect to which Awards may be granted to any participant shall be 500,000 per calendar year. For purposes of this limit, (i) the combination of an option in tandem with an SAR shall be treated as a single Award and (ii) each share of common stock subject to an Award (including each share of common stock subject to a full-value Award shall be treated as one share of common stock.
The Amended Plan further provides that the maximum aggregate amount of cash and value of Awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed $500,000.
The Amended Plan uses a “fungible share” concept under which, for each share of our common stock subject to Awards granted as options and SARs, one share of our common is removed from the available share pool, while, for each share of our common stock subject to Awards granted as restricted stock, RSUs, or other stock-based awards or performance awards where the per share purchase price for the Award is less than 100% of the fair market value of our common stock on the date of grant of the Award, 1.3 shares of our common stock are removed from the available share pool. Shares of our common stock covered by Awards granted under the Amended Plan that are returned to the Amended Plan as described in the following paragraphs and that become available for issuance pursuant to a new Award will be credited back to the pool at the same rates described above.
For purposes of counting the number of shares available for the grant of awards under the Amended Plan, all shares of common stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Amended Plan. However, SARs that may be settled only in cash will not be so counted. In addition, if we grant a SAR in tandem with a stock option for the same number of shares of our common stock and provide that only one such Award may be exercised, referred to as a tandem SAR, only the shares covered by the stock option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Amended Plan.
Shares covered by Awards under the Amended Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such Award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an Award being settled in cash rather than stock) will again be available for the grant of Awards under the Amended Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of Awards under the Amended Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.
Shares of common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of common stock upon exercise of an Award or to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) will not be added back to the number of shares available for the future grant of Awards under the Amended Plan. Shares repurchased by us on the open market using proceeds from the exercise of an Award will not increase the number of shares available for future grant of Awards under the Amended Plan.
In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board of directors may grant Awards under the Amended Plan in substitution for any stock options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on Awards contained in the Amended Plan. No such substitute Awards shall count against the overall share limit contained in the Amended Plan, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards
Stock Options. A participant who is awarded a stock option receives the right to purchase a specified number of shares of common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. A stock option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Stock options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our board of directors approves the grant of a stock option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the Amended Plan, stock options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).
The Amended Plan permits participants to pay the exercise price of stock options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our board of directors, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to us sufficient funds to pay the exercise price and any required tax withholding or delivery by the participant to us of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to us cash or a check sufficient to pay the exercise price and any required tax withholding, (iii) to the extent provided in the applicable award agreement or approved by our board of directors, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option award agreement or approved by our board of directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the stock option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our board of directors, by any other lawful means, or (vi) by any combination of these forms of payment. No stock options granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.
Stock Appreciation Rights. A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The Amended Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our board of directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the Amended Plan may provide for the payment or accrual of dividend equivalents. SARs may be granted independently or in tandem with an option.

Limitation on Repricing of Stock Options or SARs. Unless such action is approved by our stockholders or otherwise permitted under the terms of the Amended Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding stock option or SAR granted under the Amended Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding stock option or SAR, (ii) cancel any outstanding stock option or SAR (whether or not granted under the Amended Plan) and grant in substitution therefor new Awards under the Amended Plan (other than certain substitute Awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled stock option or SAR, (iii) cancel in exchange for a cash payment any outstanding stock option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the Amended Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.
Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.
Restricted Stock Unit Awards. A participant who is granted an RSU is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests. Our board of directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and must be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.
Other Awards. Under the Amended Plan, our board of directors may grant other Awards of shares of our common stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board of directors may determine. We refer to these types of Awards as other stock-based awards. Our board of directors may also grant performance or cash-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the Amended Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our board of directors may determine. The award agreement of an other stock-based award may provide the participant who receives such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of our common stock and must be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded.
Performance Conditions. Awards of restricted stock, RSUs and other stock-based awards under the Amended Plan may be made subject to the achievement of performance goals. Performance awards can also provide for cash payments of up to $1,000,000 per calendar year per participant. The performance criteria for each Award will be based on:
•the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right;
•achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies;
•the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development;
•the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials;
•the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets;
•new product or service releases;
•the achievement of qualitative or quantitative performance measures set forth in operating plans approved by the board of directors from time to time;
•specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings;
•achievement of balance sheet or income statement objectives or total stockholder return; and/or
•any other performance criteria determined by the board of directors.
Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The compensation committee may specify that such performance measures will be adjusted to exclude any one or more of: (a) extraordinary items; (b) gains or losses on the dispositions of discontinued operations; (c) the cumulative effects of changes in accounting principles; (d) the write-down of any asset; and (e) charges for restructuring and rationalization programs. Such performance measures: (A) may vary by participant and may be different for different Awards; (B) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the compensation committee, and (C) shall be set by the compensation committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Any dividends and/or dividend equivalents with respect to performance awards must be subject to the same restrictions on transfer and forfeitability as the Awards with respect to which the dividends and/or dividend equivalents are awarded.
We note that though the Amended Plan retains provisions that relate to Section 162(m) of the Code, these provisions are, in large part, no longer relevant due to elimination of the “performance-based compensation” exception to the deduction limitation of Section 162(m) pursuant to tax legislation enacted in 2017 commonly known as the Tax Cuts and Jobs Act. Under the Amended Plan, our board of directors may, however, continue to make awards of restricted stock, RSUs, or other stock-based awards that will vest solely upon the achievement of specified performance criteria that are subject to the deduction limitations under Section 162(m). Any such Awards may be based on the performance criteria described above or other performance measures, may be subject to the adjustments described above or other adjustments, and may be set at the time, in each case, as our board of directors may determine.

Eligibility to Receive Awards
All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive Awards under the Amended Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of March 25, 2024, approximately 54 persons were eligible to receive awards under the Amended Plan, including 3 executive officers (who are current employees), 46 employees (excluding executive officers), 5 non-employee directors, zero consultants, and zero advisors (excluding consultants).
On March 25, 2024, the last reported sale price of our common stock on the Nasdaq Capital Market was $10.83.

Transferability of Awards
Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant. However, our board of directors may permit or provide in an Award for the gratuitous transfer of the Award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such Award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the Award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the company.

No Rights as a Stockholder
No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of common stock to be distributed with respect to an Award granted under the Amended Plan until becoming a record holder of such shares, subject to the terms of an award agreement.

Clawback
In accepting an Award under the Amended Plan, a participant agrees to be bound by any clawback policy that Curis has in effect or may adopt in the future, including without limitation Curis’s Dodd-Frank Compensation Recovery Policy adopted in accordance with stock exchange listing requirements (or any successor policy). The participant agrees that in the event it is determined in accordance with any such policy that any Award granted under the Amended Plan (including any dividends, unvested dividends or dividend equivalents paid with respect thereto), any shares of common stock issued upon exercise or settlement thereof (including securities or other property received therefor), or any other proceeds from the exercise or settlement of such Award or the sale of such shares of common stock or any other compensation subject to such policy must be forfeited or reimbursed to the company, the participant will promptly take any action necessary to effectuate such forfeiture and/or reimbursement as determined by the company.

Awards Granted under the Current Plan
The following table sets forth information about equity-based awards granted under the Current Plan since adoption of the 2010 Stock Incentive Plan through March 25, 2024, to the individuals and groups described in the below table.

Name and Position	Number of Shares of Common Stock Underlying Stock Options	Number of Shares of Restricted Common Stock
James E. Dentzer, President and Chief Executive Officer	253,292	2,063
Jonathan Zung, Ph.D., Chief Development Officer	—	—
Diantha Duvall, Chief Financial Officer	25,000	—
All current executive officers as a group	278,292	2,063
All current directors who are not executive officers as a group	109,550	5,550
Each nominee for election as a director	258,792	2,063
Each associate of any of such directors, executive officers or nominees	—	—
Each other person who received or is to receive 5 percent or more of such stock options, warrants or rights	—	—
All current employees, including all current officers who are not executive officers, as a group	606,461	112,350

New Plan Benefits Table
The granting of Awards under the Amended Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, other than as set forth below. The stock option awards detailed in the table below are those that were granted to our executive officers and directors, subject to stockholder approval of the Amended Plan, and those that were separately granted to employees who are not executive officers. See “2024 Contingent Option Awards” above for additional information regarding these stock option awards to our executive officers and directors.

Name and Position	Number of Shares of Common Stock Underlying Stock Option Awards
James E. Dentzer, President and Chief Executive Officer	100,000
Jonathan Zung, Ph.D., Chief Development Officer	40,700
Diantha Duvall, Chief Financial Officer	39,000
All current executive officers as a group	179,700
All current directors who are not executive officers as a group	21,250
All employees, including all current officers who are not executive officers, as a group	277,970

Administration
The Amended Plan will be administered by our board of directors. Our board of directors has the authority to grant Awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended Plan that it deems advisable and to construe and interpret the provisions of the Amended Plan and any award agreements entered into under the Amended Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or any award. All decisions by our board of directors with respect to the Amended Plan and any Awards made under the Amended Plan will be made in our board of directors’ discretion and will be final and binding on all persons having or claiming any interest in the Amended Plan or in any award.
Pursuant to the terms of the Amended Plan, our board of directors may delegate any or all of its powers under the Amended Plan to one or more committees or subcommittees of our board of directors. The board of directors has authorized the compensation committee to administer the Amended Plan. Awards granted to non-employee directors must be granted and administered by a committee of the board of directors, all of the members of which are independent directors as defined by Section 5605(a)(2) of the rules of the Nasdaq Stock Market.

Subject to applicable limitations contained in the Amended Plan, the board of directors, the compensation committee, or any other committee or subcommittee to whom the board of directors has delegated authority pursuant to the Amended Plan, as the case may be, selects the recipients of Awards and determines (i) the number of shares of common stock, cash or other consideration covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest, (ii) the exercise or measurement price of Awards (which may not be less than 100% of fair market value of the common stock in the case of options and SARs), (iii) the duration of Awards (which may not exceed 10 years in the case of options and SARs), and (iv) the number of shares of common stock subject to any SAR, awards of restricted stock, restricted stock unit award or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.
Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the board of directors or any other committee or subcommittee of the board of directors to whom the board of directors has delegated authority pursuant to the Amended Plan, may delegate to one or more officers of the company the power to grant Awards (subject to any limitations under the Amended Plan) to employees or officers of the company and to exercise such other powers under the Plan as the board of directors or committee may determine, provided that the board of directors or committee shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant awards to any “executive officer” of the company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the company (as defined by Rule 16a-1(f) under the Exchange Act).
Except as otherwise provided in the Amended Plan, each Award under the Amended Plan may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and our board of directors need not treat participants uniformly. Upon a termination or cessation of employment or other status of a participant due to the participant’s death or disability, all Awards held by such participant shall automatically become fully vested, exercisable or realizable, as the case may be. Except as described in the preceding sentence, the board of directors shall determine the effect on an Award of any termination or cessation of employment, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant, or the participant’s legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award.
The board of directors may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be. Subject to the preceding sentence, the Amended Plan requires that all Awards granted on or after May 15, 2018 have a minimum vesting period, whether by passage of time or achievement of performance metrics, of at least one year, unless the Award is granted in lieu of salary, bonus or other compensation earned by a participant, provided that up to 5% of the maximum number of authorized shares available for issuance under the Amended Plan may be granted without regard to the minimum vesting provisions.
We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Amended Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board of directors’ approval) arising out of any act or omission to act concerning the Amended Plan unless arising out of such person’s own fraud or bad faith.
Amendment of Awards. Except as otherwise provided under the Amended Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, our board of directors may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Amended Plan or the change is otherwise permitted under the terms of the Amended Plan in connection with certain corporate events.

Adjustments for Changes in Common Stock and Certain Other Events
In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board of directors, to (i) the number and class of securities available under the Amended Plan, (ii) the share counting rules set forth in the Amended Plan, (iii) the number, and class of securities and exercise price per share of each outstanding option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding restricted stock award and (vi) the share and per-share provisions and the purchase price, if any, of each other stock-based award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding stock option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises a stock option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of common stock acquired upon such stock option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

Reorganization Events
The Amended Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Amended Plan as:
•any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled;
•any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction; or
•our liquidation or dissolution.
Provisions Applicable to Awards Other than Restricted Stock. Under the Amended Plan, if a reorganization event occurs, our board of directors or compensation committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than restricted stock on such terms as our board of directors or compensation committee determines (except to the extent specifically provided otherwise in an applicable award agreement, another agreement between a participant and us, or another Company plan):
•provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
•upon written notice to a participant, provide that all unexercised Awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice;
•provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such reorganization event;
•in the event of a reorganization event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event (the “Acquisition Price”), make or provide for a cash payment to participants with respect to each Award held by a participant equal to (A) the number of shares of common stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award;

•provide that, in connection with our liquidation or dissolution, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and
•any combination of the foregoing.
Our board of directors is not obligated to treat all Awards, all Awards held by a participant, or all Awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the Amended Plan.
Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our board of directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a Reorganization Event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

Change in Control Events
The Amended Plan also includes provisions related to the treatment of Awards upon the occurrence of a “change in control event,” which means, in summary: the acquisition by a person or a group of 50% or more of our outstanding stock; a change, without approval by the board of directors, of a majority of the members of our board of directors; the consummation of a merger, consolidation, reorganization, recapitalization, share exchange, or asset sale, unless our stockholders prior to such event continue to own, in substantially the same proportions as before the transaction, at least 50% of the entity surviving such event and no person or group owns more than 50% of the outstanding stock of the surviving entity following such transaction (unless such ownership already existed prior to the transaction); or our liquidation or dissolution. The complete definition of a “change in control event,” which is included in Section 10(c) of the Amended Plan, a copy of which is attached as Appendix A to this proxy statement, contains several exceptions from, and qualifications to, what is summarized above.

Effect on Stock Options
Notwithstanding the provisions in the subsection entitled “Reorganization Events” and unless otherwise specified in the applicable stock option agreement or other agreement, effective immediately prior to a change in control event, all of the outstanding stock options granted under the Amended Plan will vest and be exercisable with respect to one-half of the then-unvested shares The remaining one-half of the unvested shares will continue to vest in accordance with the original vesting schedule, except that each tranche of shares scheduled to vest will be for one-half of the original number of shares.
In addition, if on or before the first anniversary of the change in control event, a participant’s employment with the company or the Acquiring Corporation (as defined in the Amended Plan) is terminated for Good Reason (as defined below) by the participant or is terminated without Cause (as defined below) by the company or the Acquiring Corporation, then such participant’s stock options will immediately vest in full and be fully exercisable.

Effect on Stock Appreciation Rights or Other Stock-based Awards
The board of directors may specify in an award at the time of a grant the effect of a change in control event on a SAR and other stock-based award.

Effect on Restricted Stock Awards
Notwithstanding the provisions in the subsection entitled “Reorganization Events” and unless otherwise specified in the applicable restricted stock agreement or other agreement, effective immediately prior to a change in control event, a participant’s restricted stock award will vest and be free from conditions or restrictions with respect to one-half of the then-unvested restricted shares. The remaining one-half of the shares will continue to vest and become free from conditions and restrictions in accordance with the original vesting schedule, except that each tranche of shares scheduled to vest will be for one-half of the original number of shares.
If on or before the first anniversary of the change in control event, a participant’s employment with the company or the Acquiring Corporation is terminated for Good Reason by the participant or is terminated without Cause by the company or the Acquiring Corporation, then such participant’s restricted stock award will immediately vest in full and the restrictions and conditions with respect to such participant’s restricted stock will immediately terminate.
Under the Amended Plan, “Good Reason” means:
•the significant diminution in the participant’s title, authority or responsibilities after a reorganization event or change in control event,
•the material reduction in the participant’s annual base compensation after the reorganization event or change in control event, or
•our relocation of the place of business at which the participant is principally located to a location that is further than 50 miles away from its location immediately prior to the reorganization event or change in control event.
Under the Amended Plan, “Cause” means participant’s willful failure to perform material responsibilities for us, which the participant does not cure within 30 days of our delivery to the participant of written notice, or the participant’s willful misconduct which affects our business reputation.

Provisions for Foreign Participants
The board of directors or compensation committee may establish one or more sub-plans under the Amended Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The board of directors or compensation committee will establish such sub-plans by adopting supplements to the Amended Plan containing any limitations on the board of directors’ discretion under the Amended Plan and any additional terms and conditions not otherwise inconsistent with the Amended Plan as the board of directors deems necessary or desirable. All supplements adopted by the board of directors or compensation committee will be deemed to be part of the Amended Plan, but each supplement will only apply to participants within the affected jurisdiction.

Withholding
The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an Award or approved by the board of directors, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of common stock, including shares retained from the Award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by the board of directors, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination
No Award may be granted under the Amended Plan after May 14, 2028, but Awards previously granted may extend beyond that date. Our board of directors may amend, suspend or terminate the Amended Plan or any portion of the Amended Plan at any time, except that (i) no amendment may be made to the plan to permit a stock option or SAR to be repriced without stockholder approval and (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which we maintain our primary listing may be made effective unless and until such amendment has been approved by our stockholders. If the national securities exchange on which we maintain our primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if our common stock is not then listed on any national securities exchange), no amendment of the Amended Plan materially increasing the number of shares authorized under the plan (other than as provided under the Amended Plan with respect to certain corporate events or substitute awards), expanding the types of awards that may be granted under the plan or materially expanding the class of participants eligible to participate in the plan will be effective unless and until our stockholders approve such amendment. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our board of directors may not effect such modification or amendment without such approval.
Subject to certain limitations, our board of directors may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an incentive stock option to a non-statutory stock option.
Unless otherwise specified in the amendment, any amendment to the Amended Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the Amended Plan at the time the amendment is adopted, provided that our board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Amended Plan. No Award will be made that is conditioned on stockholder approval of any amendment to the Amended Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the Award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.
If stockholders do not approve the Amended Plan, the Amended Plan will not go into effect and we will not grant additional Awards under the Current Plan in excess of the current share reserve. In this event, the board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences
The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.
Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.
A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the shares of common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Other Stock-Based Awards. The tax consequences associated with any other stock-based award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the company except that the company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

Board Recommendation

OUR BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE FIFTH AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN IS IN THE BEST INTERESTS OF CURIS AND OUR STOCKHOLDERS AND, THEREFORE, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 5 — APPROVAL OF AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
2010 EMPLOYEE STOCK PURCHASE PLAN
We are asking our stockholders to approve an amendment to our Amended and Restated 2010 Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock available for issuance under the plan. The 2010 Employee Stock Purchase Plan was adopted by our board of directors on April 6, 2010 and approved by our stockholders at the 2010 annual meeting of stockholders. Our board of directors approved the amendment and restatement of the 2010 Employee Stock Purchase Plan, or the Amended and Restated 2010 Employee Stock Purchase Plan, on March 27, 2017 and such amendment and restatement was approved by our stockholders at the 2017 annual meeting of stockholders. Pursuant to Amendment No. 1 to the Amended and Restated 2010 Employee Stock Purchase Plan, certain amendments were adopted by our board of directors to the Amended and Restated 2010 Employee Stock Purchase Plan on December 12, 2017, which amendments did not require approval of the stockholders. We refer to the Amended and Restated 2010 Employee Stock Purchase Plan, as amended by Amendment No. 1, as the Amended and Restated 2010 ESPP. On March 25, 2024, our board of directors approved Amendment No. 2 to the Amended and Restated 2010 ESPP to increase the number of shares of common stock available for issuance under the plan by 400,000 shares of common stock. We refer to the Amended and Restated 2010 ESPP, as amended by Amendment No. 2, as the Amended ESPP. As of March 25, 2024, there were 26,631 shares of common stock remaining available for issuance under the Amended and Restated 2010 ESPP (as adjusted to reflect the reverse stock split of our common stock effected on September 28, 2023), without giving effect to Amendment No. 2.
The Amended ESPP is intended to benefit our company and our stockholders by attracting, retaining and motivating talented employees, which we believe to be critical for the success of our company. We believe that the ability to participate in our Amended ESPP is an attractive feature for current and potential employees by affording them the opportunity to share in the growth and success of our company. Further, we believe it is in the best interest of the company to encourage stock ownership by employees of the company. Therefore, we consider approval of Amendment No. 2 to the Amended and Restated 2010 ESPP vital to our future success.

Accordingly, our board of directors believes approval of Amendment No. 2 to the Amended and Restated 2010 Employee Stock Purchase Plan is in the best interests of the company and its stockholders and recommends a vote “FOR” the approval of Amendment No. 2 to the Amended and Restated 2010 Employee Stock Purchase Plan.

Description of the Amended ESPP
The following is a brief summary of the Amended ESPP. The following description is only a summary of the material terms of the Amended ESPP, and is qualified in its entirety by reference to the Amended ESPP, a copy of which is attached as Appendix B to this proxy statement.

Eligibility
All employees of the company and any subsidiary of the company designated by our board of directors or compensation committee are eligible to participate provided that they are customarily employed for more than 20 hours a week and more than five months in a calendar year, they have been employed by the company or a designated subsidiary for at least six months prior to enrolling in the Amended ESPP, and they are employees on the first day of a given offering period. In addition, no employee can be granted an option under the Amended ESPP that would result in the employee owning common stock and/or options to purchase common stock representing five percent or more of the total combined voting power or value for all classes of our outstanding capital stock. The company retains the discretion to determine which eligible employees may participate in an offering under the Amended ESPP pursuant to and consistent with Treasury Regulations issued under Section 423 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. As of March 25, 2024, 46 employees were eligible to participate in the Amended ESPP, including our named executive officers.

Plan Operation
The Amended ESPP permits eligible employees to purchase shares of our common stock at a discount. Eligible employees may elect to participate in the Amended ESPP by completing a payroll deduction authorization form and filing it with our payroll office at least 15 days prior to the first day of the applicable offering period. The payroll deduction authorization form permits the company to make after-tax payroll deductions from the participant’s pay. Participants can elect to contribute up to fifteen percent (in whole percentages only) of their compensation (as defined in the Amended ESPP) received on each pay day during the offering period. The board of directors retains the discretion to lower the maximum contribution rate and determine the minimum payroll deduction percentage. The Amended ESPP will be implemented by consecutive, overlapping 24-month offering periods, each consisting of four six-month purchase periods. On the first day of each offering period, which shall be the first day on which national stock exchanges and the Nasdaq System are open for trading on or after June 15 and December 15 of each year and which we refer to as the enrollment date, each employee who is enrolled in the Amended ESPP will automatically receive an option to purchase up to a whole number of shares of our common stock, which we refer to as the option shares, determined by dividing $100,000 by the fair market value (based on the value of the stock on the enrollment date) of a share of common stock. However, no eligible employee may be granted an option under the Amended ESPP to the extent that the employee’s rights to purchase shares under the Amended ESPP accrue at a rate that exceeds $25,000 in fair market value (based on the value of the stock on the enrollment date) of common stock in any given calendar year in which such option is outstanding at any time. The option will become exercisable as to 25% of the option shares on the last day of each six-month purchase period. Unless a participant withdraws from the Amended ESPP, the option will be exercised automatically on the last day of each purchase period as to the largest whole number of shares that are exercisable and can be purchased with the deductions accumulated as of the last day of the purchase period. An option shall expire on the last day of the applicable offering period following the purchase of shares. The purchase price of each of the shares purchased in a given purchase period will be 85% of the closing price of a share of our common stock on the first day of the offering period or the last day of the purchase period, whichever is lower. If the total number of shares of common stock with respect to which options are to be exercised exceeds the number of shares remaining available for issuance under the Amended ESPP, we will only issue to participants in that offering that number of shares remaining available for issuance, on a pro-rata basis.
To the extent permitted by any applicable laws, regulations, or rules of the established stock exchange, national market system, or over-the-counter market on which the common stock trades, if the fair market value of the common stock on the enrollment date of the next offering period is lower than the fair market value of the common stock on the enrollment date of any current offering period, then all participants in such current offering period shall be automatically withdrawn from such offering period immediately after the exercise of their option on the last day of the current purchase period and shall be automatically re-enrolled in the next offering period as of the first day thereof.
All payroll deductions received or held by the company under the Amended ESPP may be used by us for any corporate purpose, and we will not be obligated to segregate such payroll deductions. No interest will accrue on the payroll deductions unless the board of directors, in its sole discretion, elects to credit employee accounts with interest at such rate as it may from time to time determine. An employee participating in the Amended ESPP may not make any additional payments into the account. Employees may purchase common stock under the Amended ESPP only through payroll deductions. A participant’s payroll deduction elections remain in effect for successive offering periods unless increased, decreased or terminated by the participant. A participant may increase or decrease the rate of his or her payroll deductions during an offering period by filing a new payroll deduction authorization form with our payroll office authorizing a change in payroll deduction rate, although our board of directors may, in its discretion, limit the number of payroll deduction rate changes during any offering period. In addition, a participant may elect to discontinue his or her payroll deductions during an offering period but not elect to withdraw his or her funds. In such cases, funds deducted prior to his or her election to discontinue shall be applied to the purchase of common stock on the last day of the purchase period in which the funds were deducted. If an employee withdraws from participation during an offering period, the amounts contributed to the Amended ESPP will be refunded promptly without interest and the employee’s option granted for such offering period will automatically terminate. At the end of each purchase period, the accumulated payroll contributions of each employee who continues to participate in the plan as of such date will be used to purchase shares of common stock (at the option price described above) subject to the limitations described above. A participant’s withdrawal from an offering period will not have any effect upon his or her eligibility to participate in succeeding offering periods or in any other similar plan which the company may adopt.
The Amended ESPP provides that 500,000 shares of common stock are available for issuance under the plan. We are required to make equitable adjustments, to the extent determined by our board of directors or a committee appointed by our board of directors, to the number and class of securities available under the Amended ESPP, the share limitations under the Amended ESPP and the purchase price for an offering period under the Amended ESPP to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or distributions to holders of our common stock other than ordinary cash dividends.
In connection with a merger or other reorganization event (as defined in the Amended ESPP), our board of directors or a committee appointed by our board of directors may take any one or more of the following actions as to outstanding options to purchase shares of our common stock under the Amended ESPP on such terms as our board of directors or committee appointed by our board of directors determines:

•	provide that options will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
•	upon written notice to participants, provide that all outstanding options will be terminated immediately prior to the consummation of the reorganization event and that all such outstanding options will become exercisable to the extent of accumulated payroll deductions as of a date specified by our board of directors in such notice, which date will not be less than ten days preceding the effective date of the reorganization event;
•	upon written notice to participants, provide that all outstanding options will be cancelled as of a date prior to the effective date of the reorganization event and that all accumulated payroll deductions will be returned to participating employees on such date;
•	in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, change the last day of the offering period to be the date of the consummation of the reorganization event and make or provide for a cash payment to each employee equal to (1) the cash payment for each share surrendered in the reorganization event times the number of shares of our common stock that the employee’s accumulated payroll deductions as of immediately prior to the reorganization event could purchase at the applicable purchase price, where the cash payment for each share surrendered in the reorganization event is treated as the fair market value of our common stock on the last day of the applicable offering period for purposes of determining the purchase price and where the number of shares that could be purchased is subject to the applicable limitations under the Amended ESPP, minus (2) the result of multiplying such number of shares by the purchase price; and/or
•	provide that, in connection with our liquidation or dissolution, options will convert into the right to receive liquidation proceeds (net of the purchase price thereof).

Administration
The Amended ESPP shall be administered by our board of directors or a committee of members of our board of directors. Our board of directors has authority to make rules and regulations for the administration of the Amended ESPP and its interpretation and decisions with regard thereto shall be final and conclusive.
Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, our board of directors shall be entitled to change the offering periods and purchase periods (including the commencement dates thereof), limit the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant’s compensation and establish such other limitations or procedures as our board of directors determines in its sole discretion advisable which are consistent with the Amended ESPP.
Our board of directors may amend or suspend the Amended ESPP at any time, except that amendments that require stockholder approval under Section 423 of the Code will not come into effect without such approval. Further, our board of directors may not make any amendment to the Amended ESPP which would cause the Amended ESPP to fail to comply with Section 423 of the Code. The board of directors may terminate the Amended ESPP at any time. Upon termination of the Amended ESPP all amounts in the accounts of participants shall be promptly refunded.
Our board of directors may allow employees who are citizens or residents of foreign jurisdictions to participate in an offering period or establish sub-plans for the benefit of such foreign employees to the extent such actions are in compliance with Section 423 of the Internal Revenue Code.

Plan Benefits
Participation in the Amended and Restated ESPP is discretionary. Because benefits under the Amended ESPP will depend on employees’ elections to participate and the fair market value of the common stock at various future dates, it is not possible to determine the benefits that will be received by employees if the Amendment No. 2 to the Amended and Restated 2010 ESPP is approved by the company’s stockholders. Non-employee directors, consultants and advisors are not eligible to participate in the Amended ESPP.
On March 25, 2024, the last reported sale price of our common stock on the Nasdaq Capital Market was $10.83.
The following table sets forth, for each of the individuals and groups indicated, the number of shares of our common stock previously purchased under the plan from inception through March 25, 2024.

Name and Position	Number of Shares Purchased
James E. Dentzer, President and Chief Executive Officer	5,177
Jonathan Zung, Ph.D., Chief Development Officer	—
Diantha Duvall, Chief Financial Officer	644
All current executive officers as a group	5,821
All current directors who are not executive officers as a group*	—
Each nominee for election as a director*	5,177
Each associate of any of such directors, executive officers or nominees	—
Each other person who received or is to receive 5 percent or more of such stock options, warrants or rights	—
All current employees, including all current officers who are not executive officers, as a group	43,167
* Directors are ineligible to participate in the Amended ESPP, other than nominees for director who are executive officers.

Federal Income Tax Consequences
The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Amended ESPP, and with respect to the sale of common stock acquired under thereunder. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that the Amended ESPP complies with Section 423 of the Code. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants
A participant will not have income upon enrolling in the Amended ESPP. A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the Amended ESPP. The amount of each type of income and loss will depend on whether the participant disposes of the stock in a qualifying or disqualifying disposition. A qualifying disposition is when the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date on which the participant purchased the stock at a profit (i.e., the sales proceeds exceed the purchase price). In a qualifying disposition, the participant will have compensation income equal to the lesser of:

•	15% of the value of the stock on the day the offering commenced; and
•	the difference between the fair market value of the stock on the date of disposition and the purchase price.
Any profit in excess of compensation income will be long-term capital gain. If the participant sells the stock at a loss (i.e., if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.
If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and short-term if held one year or less.

Tax Consequences to Us
There will be no tax consequences to us except that we will be entitled to a deduction when a participant recognizes compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Board Recommendation

OUR BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF AMENDMENT NO. 2 TO THE AMENDED AND RESTATED 2010 EMPLOYEE STOCK PURCHASE PLAN IS IN THE BEST INTERESTS OF CURIS AND OUR STOCKHOLDERS AND, THEREFORE, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 6 — ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK
On March 25, 2024, our board of directors approved, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation, as amended, or the Restated Certificate of Incorporation, to increase the number of authorized shares of our capital stock from 27,781,250 to 39,171,875 and the number of authorized shares of our common stock from 22,781,250 to 34,171,875. Our Restated Certificate of Incorporation authorized 27,781,250 shares of capital stock, consisting of 22,781,250 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. The proposed amendment would not increase or otherwise affect our authorized preferred stock. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. The additional shares of capital stock, consisting of shares of common stock to be authorized by adoption of the amendment, would have rights identical to our currently outstanding common stock.

A copy of the amendment to our Restated Certificate of Incorporation is attached as Appendix C to this proxy statement. If our stockholders adopt and approve the Authorized Shares Proposal (this Proposal 6), subject to the discretion of the board, we will file the amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable.
Reasons for the Proposed Amendment
Our board of directors continues to believe that it is in the best interests of our company and our stockholders to increase the number of authorized shares of our common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable the company, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.
We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:
•financing transactions, such as public or private offerings of common stock or convertible securities, including under our amended and restated sales agreement, or 2024 ATM Agreement, with Cantor Fitzgerald & Co., or Cantor, and JonesTrading Institutional Services LLC, or JonesTrading;
•partnerships, collaborations and other similar transactions;
•our equity incentive plans;
•strategic investments or acquisitions of other businesses or assets; and
•other corporate purposes that have not yet been identified.
We currently have no specific plans, arrangements or understandings to issue additional shares of common stock, except for the issuance of common stock pursuant to our equity incentive plans, inducement grant awards or exercise and vesting of our outstanding options and restricted stock awards, and any potential issuances under the 2024 ATM Agreement as described below. However, the availability of additional shares of common stock for issuance is, in management’s view, prudent and will afford us flexibility in acting upon financing transactions to strengthen our financial position and/or commercial partnership opportunities that may arise.
On February 8, 2024, we entered into the 2024 ATM Agreement with Cantor and JonesTrading, pursuant to which we may sell from time to time up to $100,000,000 of shares of our common stock through an “at the market offering” program under which Cantor and JonesTrading will act as sales agents. We may choose to sell shares of our common stock pursuant to the 2024 ATM Agreement in the future.
As of March 25, 2024, a total of 5,894,085 shares of common stock were issued and outstanding, and there were no shares of preferred stock issued or outstanding. As of March 25, 2024, there were options to purchase an aggregate of 1,112,388 shares of common stock outstanding, composed of 963,781 shares underlying options granted under our Fourth Amended and Restated 2010 Stock Incentive Plan and 148,607 shares underlying options granted as inducement awards. Additionally, an aggregate of 14,902 shares of common stock are reserved for future issuance under the Fourth Amended and Restated 2010 Stock Incentive Plan, and 26,631 shares of common stock are reserved for issuance under our Amended and Restated 2010 Employee Stock Purchase Plan. If Proposal 4 and Proposal 5 are approved by our stockholders, then an additional 942,100 shares of common stock will be reserved for issuance under the Fifth Amended and Restated 2010 Stock Incentive Plan and an additional 400,000 shares of common stock will be reserved for issuance under the Amended and Restated 2010 Employee Stock Purchase Plan, as amended by Amendment No. 2. Accordingly, out of the 22,781,250 shares of common stock authorized, 5,894,085 shares are issued and outstanding, 1,112,388 shares are reserved for issuance, 14,902 shares of common stock are reserved for future issuance under the Fourth Amended and Restated 2010 Stock Incentive Plan, 26,631 shares of common stock are reserved for issuance under our Amended and Restated 2010 Employee Stock Purchase Plan, and an additional 1,342,100 will be reserved for issuance if Proposal 4 and Proposal 5 are approved by our stockholders.
Possible Effects of the Proposed Amendment
If the amendment to our Restated Certificate of Incorporation is adopted and approved, the additional authorized shares of common stock would be available for issuance at the discretion of our board of directors and without further stockholder approval, except as may be required by law or the rules of the Nasdaq Capital Market on which our common stock is listed. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. Holders of our common stock have no preemptive rights.
The issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the company. We are not aware of any attempts on the part of a third party to effect a takeover of the company, and the amendment to our Restated Certificate of Incorporation has been proposed for the reasons stated above and not with the intention that any increase in the authorized shares of common stock be used as a type of anti-takeover device.
The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that if this amendment is adopted, approved and filed with the Secretary of State of the State of Delaware, they will own a smaller percentage of shares relative to the total authorized shares of the company than they presently own.
Board Recommendation
OUR BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK FROM 27,781,250 to 39,171,875 AND THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 22,781,250 to 34,171,875 IS IN THE BEST INTERESTS OF CURIS AND OUR STOCKHOLDERS AND, THEREFORE, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 7 — ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO PROVIDE FOR OFFICER EXCULPATION
We are asking our stockholders to approve a proposed amendment to our Restated Certificate of Incorporation, as amended, to update our existing director exculpation provision to include certain of our senior corporate officers. Article Sixth of our Restated Certificate of Incorporation currently provides for exculpation of directors in certain circumstances, except to the extent that the elimination or limitation of such liability is not permitted by the Delaware General Corporation Law, or the DGCL. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit eliminating or limiting monetary liability for certain senior corporate officers in limited circumstances.
Our board of directors has unanimously approved and declared advisable the proposed amendment to our Restated Certificate of Incorporation to update the exculpation provision and recommends that stockholders approve this proposed amendment. If the stockholders approve this proposal, we will file a Certificate of Amendment of our Restated Certificate of

Incorporation, a copy of which is attached as Appendix D to this proxy statement, with the Secretary of State of the State of Delaware as soon as practicable to add the new language included below.

Overview and Effect of the Proposed Amendment
The proposed amendment to our Restated Certificate of Incorporation would update our existing director exculpation provision to include certain of our senior corporate officers. Consistent with the DGCL, the proposed amendment relating to officers is more limited in scope than the existing director exculpation provision and only permits exculpation of officers for certain direct claims (i.e., claims brought directly by stockholders in their capacity as stockholders).
Further, the proposed amendment does not permit officers to be exculpated for liability arising out of:

•claims brought by us;
•claims brought by stockholders in our name (derivative claims);
•breaches of the duty of loyalty to us or our stockholders;
•acts or omissions not in good faith;
•acts or omissions that involve intentional misconduct;
•acts or omissions that involve a knowing violation of law; or
•any transaction in which the officer derived an improper personal benefit.
In accordance with the amendment to the DGCL, officers of a corporation who will be covered by the expanded exculpation provision are the president; chief executive officer; chief operating officer; chief financial officer; chief legal officer; controller; treasurer; or chief accounting officer of the corporation; any officer who is or was identified in a corporation’s public filings with the Securities and Exchange Commission as one of the most highly compensated executive officers; and, any officers who consent to being identified as an officer for purposes of service of process, at any time during the course of conduct alleged in the action or proceeding to be wrongful.

Reasons for the Proposed Amendment
The State of Delaware, our state of incorporation, enacted legislation that authorizes Delaware corporations to limit the liability of certain officers in the limited circumstances described above. As a result of this development, we propose expanding our existing director exculpation provision to cover officers to the extent now permitted by the DGCL. Specifically, all of our officers who fall within the categories of officers enumerated by Section 102(b)(7) of the DGCL will be covered by the expanded exculpation provision.
Our board of directors’ rationale for recommending the proposed amendment is to balance stockholders’ interest in accountability with their interest in our company being able to attract and retain the highest quality officers and avoiding litigation abuse resulting from the current disparity that exists in the treatment of directors, who oversee and are ultimately accountable for corporate actions, and the officers who execute those actions on behalf of the board of directors.
Our board of directors considered that the role of directors and officers requires them to make decisions on crucial matters in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of the absence of any underlying merit. This amendment is intended to better align the protections available to our officers with those currently available to our directors and avoid an emerging practice among plaintiff’s lawyers of adding officers to direct claims relating to the duty of care in M&A-related and other litigation so that claims against the officers continue even when identical claims against directors are dismissed. Our board of directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.
In addition, we expect other companies with which we compete for employees to adopt exculpation clauses that limit the personal liability of officers as now permitted by the DGCL. Our board of directors believes that failing to adopt the proposed amendment will impact recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of Curis as compared to serving as an officer at another company that does exculpate officers.
Further, our board of directors considered that the proposed provision would not eliminate stockholders’ right to pursue derivative claims relating to alleged breaches of the duty of care or limit the ability of our company to bring claims against officers. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, our board of directors believes the proposed amendment would enhance the ability to attract and retain talented officers, potentially reduce litigation costs associated with frivolous lawsuits, and more generally align the protections available to our officers with those currently available to our directors.
Based on the above, our board of directors determined that it is in the best interests of Curis and our stockholders to amend the Restated Certificate of Incorporation as described in this proposal.

Text of Proposed Amendment
Accordingly, we ask our stockholders to vote on the following resolution:
“RESOLVED, that Curis’s stockholders approve an amendment to the Restated Certificate of Incorporation to replace the existing Article SIXTH with the following (which is marked to show changes from the current director exculpation provision):
SIXTH: No director or officer shall be personally liable to the Corporation (in the case of directors) or to any of its stockholders (in the case of directors and officers) for monetary damages ~~arising out of such director’s~~ for any breach of fiduciary duty as a director or officer of the Corporation, ~~except~~ to the fullest extent ~~that the elimination or limitation of such liability is not~~ permitted by the General Corporation Law of the State of Delaware~~, as the same exists or may hereafter be amended~~. No amendment ~~to or~~, repeal or elimination of the provisions of this Article SIXTH shall ~~deprive any director of the Corporation of the benefit of the provisions of this Article SIXTH~~apply to or have any effect on its application with respect to any act or ~~failure to act~~ omission of any director or officer occurring prior to such amendment ~~or~~, repeal~~.~~ or elimination. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”

Board Recommendation

OUR BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION AND APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO PROVIDE FOR OFFICER EXCULPATION IS IN THE BEST INTERESTS OF CURIS AND OUR STOCKHOLDERS AND, THEREFORE, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS
The board knows of no other business that will be presented for consideration at the annual meeting other than that described above. However, if any other business should come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

If a stockholder fails to provide timely notice of a proposal to be presented at the 2024 annual meeting, the proxies designated by the board will have discretionary authority to vote on any such proposal.
Stockholder Proposals for 2025 Annual Meeting
Any proposal that a stockholder of Curis wishes to be considered for inclusion in our proxy statement and proxy for the 2025 annual meeting of stockholders must be submitted to our secretary at our offices, 128 Spring Street, Building C – Suite 500, Lexington, MA 02421, no later than December [11], 2024.
If a stockholder of Curis wishes to present a proposal at the 2025 annual meeting, but does not wish to have the proposal considered for inclusion in our proxy statement, including with respect to the nomination of directors, such stockholder must also give written notice to our secretary at the address noted above. The secretary must receive such notice no later than February 20, 2025 and no earlier than January 21, 2025. However, if the date of the 2025 annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the 2024 annual meeting, the secretary must receive such notice not earlier than the 120th day prior to the 2025 annual meeting and not later than the close of business on the later of (A) the 90th day prior to the 2025 annual meeting and (B) the tenth day following the day on which notice of the date of the 2025 annual meeting is given or public disclosure of the date of the 2025 annual meeting is made, whichever first occurs. You are also advised to review our bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations, including the requirements of Rule 14a-19 under the Exchange Act.
Solicitation of Proxies
We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement or our 2023 annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document if you write or call us at the following address or telephone number: 128 Spring Street, Building C – Suite 500, Lexington, MA 02421, Attention: Secretary, (617) 503-6500. If you want separate copies of the proxy statement and 2023 annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder (if the shares you own are held in “street name”), or you may contact us at the above address or telephone number.

APPENDIX A
CURIS, INC.
FIFTH AMENDED AND RESTATED
2010 STOCK INCENTIVE PLAN
1.    Purpose
The purpose of this Fifth Amended and Restated 2010 Stock Incentive Plan (the “Plan”) of Curis, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).
2.    Eligibility
All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7), Other Stock-Based Awards and Cash-Based Awards (each as defined in Section 8).
3.    Administration and Delegation
(a)    Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b)    Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.
(c)    Delegation to Officers. Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).
(d)    Awards to Non-Employee Directors. Discretionary Awards to non-employee directors may be granted and administered only by the Board or a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the NASDAQ Marketplace Rules (the “Independent Committee”).
4.    Stock Available for Awards
(a)    Number of Shares; Share Counting.
(1)    Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to 2,101,600 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(2)    Fungible Share Pool. Subject to adjustment under Section 10, any Award that is not a Full-Value Award shall be counted against the share limit specified in Section 4(a)(1) as one share for each share of Common Stock subject to such Award and any Award that is a Full-Value Award shall be counted against the share limit specified in Section 4(a)(1) as 1.3 shares for each one share of Common Stock subject to such Full-Value Award. “Full-Value Award” means any Award of Restricted Stock, Restricted Stock Unit Award, Other Stock-Based Award or Performance Award with a per share price or per unit purchase price lower than 100% of Fair Market Value (as defined below) on the date of grant. To the extent a share that was subject to an Award that counted as one share is returned to the Plan pursuant to Section 4(a)(3), each applicable share reserve will be credited with one share. To the extent that a share that was subject to an Award that counts as 1.3 shares is returned to the Plan pursuant to Section 4(a)(3), each applicable share reserve will be credited with 1.3 shares.
(3)    Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan:
(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(B) if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;
(C) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and
(D) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.
(b)    Sublimits.
(1)    Per-Participant Limit. Subject to adjustment under Section 10, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 500,000 per calendar year. For purposes of the foregoing limit, (i) the combination of an Option in tandem with an SAR shall be treated as a single Award and (ii) each share of Common Stock subject to an Award (including each share of Common Stock subject to a Full-Value Award) shall be treated as one share. The per participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).
(2)    Limit on Awards to Non-Employee Directors. The maximum value (calculated based on grant date fair value for financial reporting purposes) of shares of Common Stock subject to Awards granted in any calendar year to any individual non-employee director, together with the amount of any cash compensation paid to any such individual non-employee director in such calendar year, shall not exceed $500,000 in the aggregate.
(c)    Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.
(d)    Minimum Vesting Limitations for All Awards. Subject to Section 11(h), no Award granted on or after May 15, 2018 to any Participant shall vest, either by passage of time or achievement of performance, earlier than the first anniversary of its date of grant, unless such Award is granted in lieu of salary, bonus or other compensation otherwise earned by or payable to the Participant. The foregoing sentence shall not apply to Awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares set forth in Section 4(a).
5.    Stock Options
(a)    General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)    Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Curis, Inc., any of Curis, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.
(c)    Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined below) per share of Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. “Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:
(1)    if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
(2)    if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant; or
(3)    if the Common Stock is not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.
For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.
The Board has sole discretion to determine the Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants’ agreement that the Administrator’s determination is conclusive and binding even though others might make a different determination.
(d)    Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e)    Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)    Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)    in cash or by check, payable to the order of the Company;
(2)    except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3)    to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4)    to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;
(5)    to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or
(6)    by any combination of the above permitted forms of payment.
(g)    Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 10, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).
(h)    No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.
6.    Stock Appreciation Rights
(a)    General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.
(b)    Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.
(c)    Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(d)    Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
(e)    Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, other than pursuant to Section 10, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ.
(f)    No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.
7.    Restricted Stock; Restricted Stock Units
(a)    General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).
(b)    Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c)    Additional Provisions Relating to Restricted Stock.
(1)    Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.
(2)    Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d)    Additional Provisions Relating to Restricted Stock Units.
(1)    Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.
(2)    Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.
(3)    Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock. Any Dividend Equivalents must be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which such Dividend Equivalents are awarded.
8.    Other Stock-Based Awards
(a)    General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Performance Awards or other Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).
(b)    Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto. Any Dividend Equivalents with respect to Other Stock-Based Awards or Cash-Based Awards must be subject to the same restrictions on transfer and forfeitability as the Awards with respect to which such Dividend Equivalents are awarded.

9.    Performance Awards.
(a)    Grants. Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9(a) (“Performance Awards”). Subject to Section 9(d), no Performance Awards shall vest prior to the first anniversary of the date of grant. Performance Awards can also provide for cash payments of up to $1.0 million per calendar year per individual.
(b)    Committee. Grants of Performance Awards to any Covered Employee (as defined below) intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or a subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee (or subcommittee). “Covered Employee” shall mean any person who is, or whom the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.
(c)    Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of any combination of the following: (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets; (vi) new product or service releases; (vii) the achievement of qualitative or quantitative performance measures set forth in operating plans approved by the Board from time to time; and/or (viii) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings and (ix) achievement of balance sheet or income statement objectives or total stockholder return. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based

Compensation may be based on these or such other performance measures, may be subject to these or other adjustments, and may be set at the time, in each case, as the Board may determine.
(d)    Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.
(e)    Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation. Any Dividends and/ or Dividend Equivalents with respect to Performance Awards must be subject to the same restrictions on transfer and forfeitability as the Awards with respect to which such Dividends and/or Dividend Equivalents are awarded.
10.    Adjustments for Changes in Common Stock and Certain Other Events
(a)    Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimits set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b)    Reorganization Events.
(1)    Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2)    Consequences of a Reorganization Event on Awards Other than Restricted Stock.
(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
(B) Notwithstanding the terms of Section 10(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 10(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(C) For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3)    Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
(c)    Change in Control Events.
(1)    Definitions.
(A) A “Change in Control Event” shall mean:
(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change in Control Event: (1) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (3) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or
(ii) a change in the composition of the Board that results in the Continuing Directors (as defined below) no longer constituting a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of the Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or
(iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or
(iv) the liquidation or dissolution of the Company.
(B) “Good Reason” shall mean any significant diminution in the Participant’s duties, authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any material reduction in the base compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event or Change in Control Event. Notwithstanding the occurrence of any such event or circumstance, such occurrence shall not be deemed to constitute Good Reason unless (x) the Participant gives the Company the notice of termination no more than 90 days after the initial existence of such event or circumstance, (y) such event or circumstance has not been fully corrected and the Participant has not been reasonably compensated for any losses or damages resulting therefrom within 30 days of the Company’s receipt of such notice and (z) the Participant’s termination of employment occurs within six months following the Company’s receipt of such notice.
(C) “Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company.
(2)    Effect on Options. Notwithstanding the provisions of Section 10(b), effective immediately prior to a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, the vesting schedule of such Option shall be accelerated in part so that one-half of the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become exercisable. The remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such Option, with one-half of the number of shares that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each such subsequent vesting date; provided, however, that each such Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the Acquiring Corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the Acquiring Corporation.

(3)    Effect on Restricted Stock Awards. Notwithstanding the provisions of Section 10(b), effective immediately prior to a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of all Restricted Stock Awards shall be accelerated in part so that one-half of the number of shares that would otherwise have first become free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become free from conditions or restrictions. Subject to the following sentence, the remaining one-half of such number of shares shall continue to become free from conditions or restrictions in accordance with the original schedule set forth in such Restricted Stock Award, with one-half of the number of shares that would otherwise have become free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule becoming free from conditions or restrictions on each subsequent vesting date. In addition, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the Acquiring Corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the Acquiring Corporation.
(4)    Effect on SARs and Other Stock-Based Awards. The Board may specify in an Award at the time of the grant the effect of a Change in Control Event on any SAR and Other Stock-Based Award.
(5)    Section 409A. The definition of Change in Control Event for purposes of the Plan is intended to conform to the description of “Change in Control Events” in Treasury Regulation section 1.409A-3(i)(5), or in subsequent IRS guidance describing what constitutes a change in control event for purposes of Section 409A of the Code when the Award is subject to Section 409A. Accordingly, no Change in Control Event will be deemed to provide for acceleration of payment with respect to a transaction or event described in this Section 10(c) unless the transaction or event would constitute a “Change in Control Event” as described in Treasury Regulation section 1.409A-3(i)(5), or in subsequent IRS guidance under Section 409A of the Code. If the transaction or event described in this Section 10(c) would not constitute a “Change in Control Event” as described in Treasury Regulation section 1.409A-3(i)(5), or in subsequent IRS guidance under Section 409A of the Code, then, in connection with such transaction or event, Awards that are subject to Section 409A will be treated as provided under Section 10(b).
11.    General Provisions Applicable to Awards
(a)    Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous (i.e., not for value) transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b)    Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)    Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
(d)    Termination of Status. Notwithstanding anything herein to the contrary, upon a termination or cessation of employment or other status of the Participant due to the Participant’s death or disability, all awards held by such Participant shall automatically become fully vested, exercisable or realizable, as the case may be. Except as described in the preceding sentence, the Board shall determine the effect on an Award of any termination or cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
(e)    Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Committee, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(f)    Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings or Sections 4(d) and 9(a) with respect to the vesting of Awards, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(g)    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(h)    Acceleration. The Board may at any time after the grant date provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.
12.    Miscellaneous
(a)    No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b)    No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.
(c)    Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after May 14, 2028, but Awards previously granted may extend beyond that date.
(d)    Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m); (ii) no amendment that would require stockholder approval under the rules of the NASDAQ may be made effective unless and until the Company’s stockholders approve such amendment; and (iii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.
(e)    Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f)    Compliance with Section 409A of the Code. If and to the extent any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, as determined by the Company in accordance with its procedures, by which determination the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule. The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.
(g)    Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(h)    Clawback.  In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation the Company’s Dodd-Frank Compensation Recovery Policy adopted in accordance with stock exchange listing requirements (or any successor policy).  The Participant agrees that in the event it is determined in accordance with any such policy that any Award granted under the Plan (including any dividends, Unvested Dividends or Dividend Equivalents paid with respect thereto), any shares of Common Stock issued upon exercise or settlement thereof (including securities or other property received therefor), or any other proceeds from the exercise or settlement of such Award or the sale of such shares of Common Stock or any other compensation subject to such policy must be forfeited or reimbursed to the Company, the Participant will promptly take any action necessary to effectuate such forfeiture and/or reimbursement as determined by the Company.
(i)    Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

APPENDIX B
CURIS, INC.
AMENDED AND RESTATED 2010 EMPLOYEE STOCK PURCHASE PLAN
The following constitute the provisions of the Amended and Restated 2010 Employee Stock Purchase Plan of Curis, Inc.
1.    Purpose. The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with opportunities to purchase shares of Common Stock through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the regulations promulgated thereunder. The provisions of the Plan, accordingly, shall be construed consistent therewith.
2.    Definitions.
(a)    “Acquisition Price” shall have the meaning given such term in Section 18(b)(2) of the Plan.
(b)    “Board” shall mean the Board of Directors of the Company.
(c)    “Code” shall mean the Internal Revenue Code of 1986, as amended.
(d)    “Committee” shall have the meaning given such term in Section 13 of the Plan.
(e)    “Common Stock” shall mean the common stock, par value $0.01, of the Company.
(f)    “Company” shall mean Curis, Inc.
(g)    “Compensation” shall mean the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains associated with the grant or vesting of restricted stock, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board.
(h)    “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.
(i)    “Enrollment Date” shall mean the first day of each Offering Period.
(j)    “Exercise Date” shall mean the last day of each Purchase Period.
(k)    “Fair Market Value” shall mean, as of any date, (a) the closing price (for the primary trading session) on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clause (a), (b) and (c) above shall be the reported price for the next preceding day on which sales were made.
(l)    “Offering Period” shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after June 15 and December 15 of each year and terminating on the last Trading Day in the period ending twenty-four (24) months later. The duration and timing of an Offering Period may be changed pursuant to Section 4 of this Plan.

(m)    “Option Shares” shall have the meaning given such term in Section 7 of the Plan.
(n)    “Participant” shall have the meaning given such term in Section 5(a) of the Plan.
(o)    “Plan” shall mean this Amended and Restated 2010 Employee Stock Purchase Plan.
(p)    “Purchase Period” shall mean the period commencing the day after an Exercise Date and ending on the Trading Day closest to the day that is six (6) months after the preceding Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the Trading Day that is six (6) months after the Enrollment Date. The duration and timing of Purchase Periods may be changed pursuant to Section 4 of the Plan.
(q)    “Purchase Price” shall mean, unless the Board determines otherwise, an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.
(r)    “Reorganization Event” shall have the meaning given such term in Section 18(b)(i) of the Plan.
(s)    “Subsidiary” shall mean any present or future subsidiary corporation as defined in Section 424(f) of the Code.
(t)    “Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.
3.    Eligibility.
(a)    All employees of the Company, including directors who are employees, and all employees of any Designated Subsidiary are eligible to participate in any one or more of the offerings to purchase Common Stock under the Plan provided that:
(i)    they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and
(ii)    they have been employed by the Company or a Designated Subsidiary for at least six months prior to enrolling in the Plan; and
(iii)    they are employees of the Company or a Designated Subsidiary on the on a given Enrollment Date.
(b)    Any provisions of the Plan to the contrary notwithstanding, no employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such employee (or any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or of any Subsidiary and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. In the event that an employee may not be granted an option under the Plan because of the foregoing restrictions, the employee shall be granted an option to purchase the maximum number of shares that would not violate the foregoing restrictions.
(c)    The Company retains the discretion to determine which eligible employees may participate in an offering pursuant to and consistent with Treasury Regulation Sections 1.423-2(e) and (f).

4.    Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after June 15 and December 15 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods and Purchase Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval.
5.    Participation.
(a)    An eligible employee may become a participant in the Plan (a “Participant”) by completing a payroll deduction authorization form in the form designated by the Company from time to time and filing it at least fifteen (15) days prior to the applicable Enrollment Date with the Company’s payroll office or such other office as the Company may direct.
(b)    The payroll deduction authorization form will authorize a regular payroll deduction from the Compensation received by the employee during the Offering Period. Payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.
6.    Payroll Deductions.
(a)    At the time a Participant files his or her payroll deduction authorization form, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period. Such payroll deductions shall be in whole percentages only. The Board may, at its discretion, designate a lower maximum contribution rate. Payroll deductions may be at a rate of between 1% and 15% of Compensation with any change in Compensation during the Offering Period to result in an automatic corresponding change in the dollar amount withheld. The minimum payroll deduction is such percentage of Compensation as may be established from time to time by the Board.
(b)    All payroll deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any additional payments into such account.
(c)    A Participant may increase, decrease or discontinue his or her payroll deduction during any Offering Period, by filing a new payroll deduction authorization form. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. If a Participant elects to discontinue payroll deductions during an Offering Period, but does not elect to withdraw his or her funds pursuant to Section 10, funds deducted prior to such election to discontinue will be applied to the purchase of Common Stock on the next occurring Exercise Date. A Participant’s payroll deduction authorization form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
(d)    At the time the option (as described in Section 7) is exercised, in whole or in part, or at the time any of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or other disposition of Common Stock by the Participant.
7.    Grant of Option.
(a)    On the Enrollment Date of each Offering Period, each eligible employee participating in such Offering Period shall be granted an option to purchase (at the applicable Purchase Price) up to a whole number of shares of the Common Stock the (“Option Shares”) determined by dividing $50,000 by the Fair Market Value of a share of Common Stock on the Enrollment Date (subject to any adjustment pursuant to Section 18), and provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The option shall be exercisable as to 25% of the Option Shares on each Exercise Date during the Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period following the purchase of shares pursuant to Section 8.
(b)    To the extent permitted by any applicable laws, regulations, or rules of the established stock exchange, national market system, or over-the-counter market on which the Common Stock trades, if the Fair Market Value of the Common Stock on the Enrollment Date of the next Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of any current Offering Period, then all Participants in such current Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on the Exercise Date and shall be automatically re-enrolled in the next Offering Period as of the first day thereof.
8.    Exercise of Option.
(a)    Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on each Exercise Date during the Offering Period, and a number of full shares not exceeding the number of shares as to which such Participant’s option is exercisable on such Exercise Date shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased. Any balance remaining in a Participant’s payroll deduction account at the end of a Purchase Period will be automatically refunded to the Participant, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the Participant’s payroll deduction account for the following Purchase Period or Offering Period, unless the employee elects not to participate in the next Purchase Period or Offering Period, in which case the balance in the employee’s account shall be refunded. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.
9.    Delivery. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the Participant, in the name of the Participant and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank, or other nominee holder designated by the Participant. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing certificates.
10.    Withdrawal; Termination of Employment.
(a)    A Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form designated by the Company. All of the Participant’s payroll deductions credited to his or her account shall be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new payroll deduction authorization form.
(b)    Upon a Participant’s ceasing to be an employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such Participant’s option shall be automatically terminated. If, prior to the last day of the Offering Period, the Designated Subsidiary by which the employee is employed shall cease to be a Subsidiary of the Company, or if the employee is transferred to a Subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for purposes of this Plan.
(c)    A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.
11.    Interest. Interest will not be paid on any Participant accounts, except to the extent that the Board, in its sole discretion, elects to credit employee accounts with interest at such rate as it may from time to time determine.
12.    Stock.
(a)    The maximum number of shares of the Common Stock which shall be made available for sale under the Plan shall be 10,000,000 shares, subject to adjustment as provided in Section 18(a) hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.
(b)    The Participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised and then only with respect to the Option Shares actually purchased for the account of the Participant.
13.    Administration.
(a)    The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board (a “Committee”). The Board or its Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive. Any reference to the authority of the Committee to act under this Plan shall be contingent upon the Board having delegated such authority to the Committee. All references to the Board contained herein shall also refer to its Committee, as applicable.
(b)    Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the Plan.
14.    Designation of Beneficiary.
(a)    A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)    Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
15.    Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
16.    Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
17.    Reports. Individual accounts shall be maintained for each Participant in the Plan in the form and on the basis determined by the Company.
18.    Adjustments for Changes in Common Stock and Certain Other Events.
(a)    Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the share limitations set forth in Sections 3 and 7, and (iii) the Purchase Price shall be equitably adjusted to the extent determined by the Board.
(b)    Reorganization Events.
(i)    Definition. A “Reorganization Event” shall mean: (A) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (B) any transfer or disposition of all of the Common Stock for cash, securities or other property pursuant to a share exchange or other transaction or (C) any liquidation or dissolution of the Company.
(ii)    Consequences of a Reorganization Event on Options. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to outstanding options on such terms as the Board determines: (A) provide that options shall be assumed, or substantially equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (B) upon written notice to Participants, provide that all outstanding options will be terminated immediately prior to the consummation of such Reorganization Event and that all such outstanding options will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Board in such notice, which date shall not be less than ten (10) days preceding the effective date of the Reorganization Event, (C) upon written notice to Participants, provide that all outstanding options will be cancelled as of a date prior to the effective date of the Reorganization Event and that all accumulated payroll deductions will be returned to participating employees on such date, (D) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event

(the “Acquisition Price”), change the last day of the Offering Period to be the date of the consummation of the Reorganization Event and make or provide for a cash payment to each employee equal to (1) (i) the Acquisition Price times (ii) the number of shares of Common Stock that the Participant’s accumulated payroll deductions as of immediately prior to the Reorganization Event could purchase at the Purchase Price, where the Acquisition Price is treated as the fair market value of the Common Stock on the last day of the applicable Plan Period for purposes of determining the Purchase Price under Section 2(r) hereof, and where the number of shares that could be purchased is subject to the limitations set forth in Sections 3 and 7, minus (2) the result of multiplying such number of shares by such Purchase Price, (E) provide that, in connection with a liquidation or dissolution of the Company, options shall convert into the right to receive liquidation proceeds (net of the Purchase Price thereof) and (vi) any combination of the foregoing.
(iii)    For purposes of clause (b)(ii)(A) above, an option shall be considered assumed if, following consummation of the Reorganization Event, the replacement option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of options to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determines to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

19.    Amendment or Termination. The Board may at any time, and from time to time, amend or suspend this Plan or any portion thereof, except that (i) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (ii) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code. This Plan may be terminated at any time by the Board. Upon termination of the Plan all amounts in the accounts of Participants shall be promptly refunded.

20.    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.    Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.    Effective Date. The Plan shall become effective upon, and the first Offering Period hereunder shall begin on, June 15, 2017, subject to the Plan’s earlier adoption by the Board and approval by the shareholders of the Company as required by Section 423 of the Code.

23.    Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on an established stock exchange or quotation on a national market system or an over the counter market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance, or sale of such stock.

24.    Governing Law. The Plan shall be governed by the laws of the Commonwealth of Massachusetts except to the extent that such law is preempted by federal law.

25.    Source of Shares. Shares may be issued upon exercise of an option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

26.    Notification Upon Sale of Shares. Each employee agrees, by participating in the Plan, to promptly give notice to the Company of any disposition of shares purchased under the Plan where such disposition occurs within two years after the Enrollment Date with respect to the option pursuant to which such shares were purchased or within one year of the date of exercise of such option pursuant to which such shares were purchased.

27.    Grants to Employees in Foreign Jurisdictions. The Company may, to comply with the laws of a foreign jurisdiction, grant options to employees of the Company or a Designated Subsidiary who are citizens or residents of such foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) with terms that are less favorable (but not more favorable) than the terms of options granted under the Plan to employees of the Company or a Designated Subsidiary who are resident in the United States. Notwithstanding the preceding provisions of this Plan, employees of the Company or a Designated Subsidiary who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from eligibility under the Plan if (a) the grant of an option under the Plan to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction or (b) compliance with the laws of the foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code. The Company may add one or more appendices to this Plan describing the operation of the Plan in those foreign jurisdictions in which employees are excluded from participation or granted less favorable options.

28.    Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan with respect to one or more Designated Subsidiaries, provided that such sub-plan complies with Section 423 of the Code.

Adopted by the Board of Directors
on April 6, 2010

Approved by the stockholders on
June 3, 2010 Amended and Restated by the Board of Directors on March 27, 2017 Approved by the stockholders on May 16, 2017

AMENDMENT NO. 1 TO
CURIS, INC.
AMENDED AND RESTATED 2010 EMPLOYEE STOCK PURCHASE PLAN

This Amendment No. 1 (the “Amendment”) is made to the Amended and Restated 2010 Employee Stock Purchase Plan (the “ESPP”) of Curis, Inc. (the “Company”), which was adopted by the Board of Directors of the Company on March 27, 2017 and approved by its stockholders on May 16, 2017.

1.    Section 3(b) of the ESPP is amended and restated in its entirety to read as follows:
Any provisions of the Plan to the contrary notwithstanding, no employee shall be granted an option under the Plan to the extent that, immediately after the grant, such employee (or any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or of any Subsidiary and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary. In the event that an employee may not be granted an option under the Plan because of the foregoing restriction, the employee shall be granted an option to purchase the maximum number of shares that would not violate the foregoing restriction.
2.    Section 7(a) of the ESPP is amended and restated in its entirety to read as follows:
On the Enrollment Date of each Offering Period, each eligible employee participating in such Offering Period shall be granted an option to purchase (at the applicable Purchase Price) up to a whole number of shares of the Common Stock the (“Option Shares”) determined by dividing $100,000 by the Fair Market Value of a share of Common Stock on the Enrollment Date (subject to any adjustment pursuant to Section 18), provided that such purchase shall be subject to the limitation set forth in Section 12 hereof. The option shall be exercisable as to 25% of the Option Shares on each Exercise Date during the Offering Period. Any provisions of the Plan to the contrary notwithstanding, subject to Section 423(b)(8) of the Code, no eligible employee will be permitted to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time the option is granted) for each calendar year in which any option granted to the eligible employee under such an employee stock purchase plan is outstanding at any time. Exercise of the option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period following the purchase of shares pursuant to Section 8.

Except as herein provided, all other terms and conditions of the ESPP remain unchanged and in full force and effect. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the ESPP.

This Amendment was adopted by the Board of Directors of the Company on December 12, 2017.

AMENDMENT NO. 2 TO
CURIS, INC.
AMENDED AND RESTATED 2010 EMPLOYEE STOCK PURCHASE PLAN

This Amendment No. 2 (the “Amendment”) is made to the Amended and Restated 2010 Employee Stock Purchase Plan (the “ESPP”) of Curis, Inc. (the “Company”), which was adopted by the Board of Directors of the Company on March 27, 2017 and approved by its stockholders on May 16, 2017, and which was amended pursuant to Amendment No. 1 by the Board of Directors on December 12, 2017.

1.    Section 12(a) of the ESPP is amended and restated in its entirety to read as follows:

The maximum number of shares of the Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment as provided in Section 18(a) hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

Except as herein provided, all other terms and conditions of the ESPP remain unchanged and in full force and effect. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the ESPP.

This Amendment was adopted by the Board of Directors of the Company on March 25, 2024 and was approved by the stockholders of the Company on May [ ], 2024.

APPENDIX C

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
CURIS, INC.

Curis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:
FIRST:        That the Board of Directors of the Corporation has duly adopted resolutions authorizing and approving an amendment to the Restated Certificate of Incorporation of the Corporation to (i) increase the number of authorized shares of capital stock of the Corporation and (ii) increase the number of authorized shares of Common Stock of the Corporation.
SECOND:    That the amendment to the Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Corporation.
THIRD:    That upon the effectiveness of this Certificate of Amendment, the two paragraphs of Article FOURTH of the Restated Certificate of Incorporation are hereby amended and restated as follows:
“FOURTH: The Corporation is authorized to issue two classes of capital stock, one of which is designated as common stock, $0.01 par value per share (“Common Stock”), and the other of which is designated as preferred stock, $0.01 par value per share (“Preferred Stock”). The total number of shares of both classes of capital stock that the Corporation shall have authority to issue is 39,171,875 shares, consisting of 34,171,875 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series as set forth in Section (b) of this Article FOURTH. The following is a statement of the designations and the powers, preferences and rights of, and the qualifications, limitations or restrictions applicable to, each class of capital stock of the Corporation.”

C-1

IN WITNESS WHEREOF, this Certificate of Amendment of Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this ____ day of _______, 2024.

                 CURIS, INC.

By: Title:	James E. Dentzer President and Chief Executive Officer

C-2

APPENDIX D

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
CURIS, INC.

Curis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:
FIRST:        That the Board of Directors of the Corporation has duly adopted resolutions authorizing and approving an amendment to the Restated Certificate of Incorporation of the Corporation.
SECOND:    That the amendment to the Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Corporation.
THIRD:    That upon the effectiveness of this Certificate of Amendment, Article SIXTH of the Restated Certificate of Incorporation is hereby amended and restated as follows:
“SIXTH: No director or officer shall be personally liable to the Corporation (in the case of directors) or to any of its stockholders (in the case of directors and officers) for monetary damages for any breach of fiduciary duty as a director or officer of the Corporation, to the fullest extent permitted by the General Corporation Law of the State of Delaware. No amendment, repeal or elimination of the provisions of this Article SIXTH shall apply to or have any effect on its application with respect to any act or omission of any director or officer occurring prior to such amendment, repeal or elimination. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”

D-1

IN WITNESS WHEREOF, this Certificate of Amendment of Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this [●] day of [●], 2024.

                 CURIS, INC.

By: Title:	James E. Dentzer President and Chief Executive Officer
D-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 20, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CRIS2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 20, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V40305-P04471 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CURIS, INC.

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of two Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James E. Dentzer
02) Anne E. Borgman, M.D.

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer and giving full title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CURIS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held May 21, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND SHOULD BE RETURNED AS SOON AS POSSIBLE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com.

V40306-P04471

CURIS, INC.
Annual Meeting of Stockholders
May 21, 2024 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefore, and revoking all prior proxies, hereby appoint(s) James E. Dentzer and Diantha Duvall, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Curis, Inc. (the "Company") to be held online on Tuesday, May 21, 2024, at 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/CRIS2024, and any adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any other proposal. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. **If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors.** Virtual attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing. **WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. A VOTE "FOR ALL" THE DIRECTOR NOMINEES AND A VOTE "FOR" PROPOSALS 2, 3, 4, 5, 6 AND 7 IS RECOMMENDED BY THE BOARD OF DIRECTORS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.**

Continued and to be signed on reverse side